MOVIEPLEX REALTY LEASING, L.L.C.

                                       and

                            FIRST UNION NATIONAL BANK

                                   as Trustee



                               INDENTURE OF TRUST

                          Dated as of November 1, 1997


                        Movieplex Realty Leasing, L.L.C.
                        Adjustable Rate Tender Securities
                             (Carmike Cinemas, Inc.)
                           1997 Series A and Series B




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

                               INDENTURE OF TRUST


         THIS INDENTURE OF TRUST is dated as of November 1, 1997, by and between MOVIEPLEX REALTY LEASING, L.L.C., a New Jersey limited liability company (the "Issuer"), and First Union National Bank, a national banking institution duly organized, validly existing and authorized to accept and execute trusts of the character herein set out with a corporate trust office located at 999 Peachtree Street, N.E., Suite 1100, Atlanta, Georgia 30309, as Trustee (the "Trustee").

                                    RECITALS

         A. The Issuer has agreed to issue the Bonds and apply the proceeds of the Bonds (1) to finance a portion of the Costs of the Projects; and (2) to pay certain Financing Costs in connection with of the Bonds.

         B. Pursuant to the Lease, the Issuer shall lease the Leased Property to the Company and the Company shall pay Rent to the Issuer.

         C. The Bonds shall be special, limited obligations of the Issuer, payable solely from the Trust Estate or from the liquidation of collateral pledged by the Issuer as security for its performance hereunder.

         D. The Issuer and the Trustee have agreed to enter into this Indenture of Trust, pursuant to which the Bonds shall be issued.

         E. All things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the amounts assigned and pledged to the payment of the principal of and interest on the Bonds have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized.

                                GRANTING CLAUSES

         NOW, THEREFORE, THIS INDENTURE OF TRUST WITNESSETH;

         That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Holders thereof, and of the issuance by the LC Issuers of the Letters of Credit, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, (A) in order to secure the payment of the principal of and premium, if any, and interest on and the purchase price of the Bonds according to their tenor and effect, and to secure the performance and observance by the Issuer of all the covenants expressed herein and in the Bonds, does hereby assign and grant a security interest in and to (i) the Letters of Credit and the proceeds of all drawings made thereunder and (ii) the Bond Fund and the various accounts therein (other than the Excess Bond Proceeds Account) and all amounts on deposit from time to time therein, (collectively, the "Bond Trust Estate") to the Trustee and its successors in trust and assigns forever, and (B) in order to secure the payment of all amounts payable by the Issuer pursuant to the Reimbursement Agreement, and to secure the performance and observance by the Issuer of all the covenants expressed in the Reimbursement Agreement, does hereby assign and grant a security interest in and to the Excess Bond Proceeds Account within the Bond Fund, and the Project Fund and all of the Accounts therein, and all amounts on deposit from time to time therein (the "Letters of Credit Trust Estate" and, together with the Bond Trust Estate, the "Trust Estate").

         EXPRESSLY RESERVING, however, to the Issuer the Reserved Rights.

         TO HAVE AND TO HOLD all and singular the Trust Estate whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of (A) as to the Bond Trust Estate, all present and future Holders of the Bonds from time to time issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds except in the case of funds held hereunder for the benefit of particular Holders of Bonds and (B) as to the Letters of Credit Trust Estate, the Agent for the benefit of the Letters of Credit Issuers;

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid the obligations of the Issuer under the Reimbursement Agreement and the principal of, premium, if any, and interest on the Bonds due or to become due thereon (upon redemption or otherwise), at the times and in the manner set forth in the Bonds according to the true intent and meaning thereof, and shall cause the payments to be made on the Bonds as required hereunder, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly cause to be kept, performed and observed all of its covenants and conditions pursuant to the terms of this Indenture, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof and all obligations of the Company under the Lease have been paid, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, determine and be void, except to the extent specifically provided in Article X hereof; otherwise this Indenture shall remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests, including, without limitation, the amounts payable under the Lease and any other amounts hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as herein expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective Holders of the Bonds as follows:

                                    ARTICLE I

DEFINITIONS


         Section 1.01. Definitions. Capitalized terms used but not defined in this Indenture shall have the meanings given to them in the Lease or the Reimbursement Agreement, as the case may be. In addition, the following terms shall have the meanings specified in this Article, unless the context otherwise requires:

         "Act of Bankruptcy of an LC Issuer" occurs when an LC Issuer, as issuer of a Letter of Credit, becomes insolvent or fails to pay its debts generally as such debts become due or admits in writing its inability to pay any of its indebtedness or consents to or petitions for or applies to any authority for the appointment of a receiver, liquidator, trustee or similar official for itself or for all or any substantial part of its properties or assets or any such trustee, receiver, liquidator or similar official is otherwise appointed or when insolvency, reorganization, arrangement or liquidation proceedings (or similar proceedings) are instituted by or against such LC Issuer.

         "Additional Bonds" means any Series of Additional Bonds issued pursuant to Section 2.05A hereof.

         "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agency and Development Agreement" means the Agency and Development Agreement dated the Closing Date between the Issuer and the Company, pursuant to which, among other things, the Company agrees to act as development agent for the Issuer for the purpose of selecting the Individual Properties and constructing the Applicable Projects.

         "Agent" means, (i) initially, Wachovia Bank, N.A., and its successors and assigns in that capacity as agent for the LC Issuers issuing the Letters of Credit, and (ii) thereafter, either (A) in the event that only one Alternate Letter of Credit is outstanding, the LC Issuers issuing such Alternate Letter of Credit or (B) in the event that there are no Letters of Credit or Alternate Letters of Credit outstanding, the Trustee.

         "Agent Consent Period" means any period during which (i) the Letters of Credit are in effect, (ii) no LC Issuer shall have wrongfully failed to honor a drawing, and (iii) there shall not have occurred an Act of Bankruptcy of an LC Issuer.

         "Alternate Letters of Credit" means, collectively, any and all irrevocable, direct-pay letters of credit issued in confirmation of, or in replacement or substitution for, any Letters of Credit or Alternate Letters of Credit, which (i) authorize drawings thereunder by the Trustee, (ii) are issued by one or more national banking associations, banks, trust companies or other financial institutions which are Eligible Lenders and (iii) satisfy the requirements of Section 5.08.

         "Annual Payment Date" means the first (1st) Monday of each December commencing on the first (1st) Monday of December, 1998 of each calendar year, provided, however, that if such day is not a Business Day, then such Annual Payment Date shall be the next succeeding Business Day.

         "Applicable Acquisition Agreement" means, with respect to each Individual Property, the agreement between the Issuer, as purchaser or ground lessee, as the case may be, and the seller of such Individual Property, as seller or ground lessor, as the case may be, pursuant to which the Issuer has agreed or will agree to purchase or ground lease such Individual Property.

         "Applicable Approvals" means, with respect to each Individual Property, all permits, approvals and authorizations, including without limitation site plan approval or similar land development approvals, which are required under Legal Requirements or by Governmental Authorities in connection with the acquisition or lease of such Individual Property, the construction of the Improvements and the Off-Site Improvements and the other activities constituting part of the Applicable Project.

         "Applicable Assignment of Rents" means, with respect to each Individual Property, the assignment of rents pursuant to which the Issuer assigns to the Agent all of the Issuer's right, title and interest in and to all leases affecting or relating to such Individual Property.

         "Applicable Completion Date" means, with respect to each Individual Property, the date as of which the Improvements thereon are substantially completed, as such date shall be evidenced by a final certificate of occupancy issued by the applicable Governmental Authority and certified by the Company to the Issuer and the Agent pursuant to Section 7(e) of the Agency and Development Agreement.

         "Applicable Construction Agreement" means, with respect to each Individual Property, the agreement or agreements between the Issuer and any Contractor(s) with respect to the construction of the Improvements on or at such Individual Property.

         "Applicable Mortgage" means, with respect to each Individual Property, the fee or leasehold mortgage and security agreement, deed of trust or similar document pursuant to which the Issuer grants to the Agent a first lien on and security interest in and to its interest in such Individual Property.

         "Applicable Plans and Specifications" means, with respect to each Individual Property, the architectural and engineering drawings and specifications describing the construction of the Improvements thereon which have been prepared for and accepted by the Company and which are approved by the Issuer and the Agent prior to the commencement of any construction with respect to the Applicable Project.

         "Applicable Project" means, with respect to each Individual Property, the acquisition or lease, construction, renovation or installation of such Individual Property, the Improvements thereon and the Off-Site Improvements relating thereto, including any expansion of, or additional equipment installed in, any Individual Property, which is funded in whole or in part by the proceeds of the issuance of the Bonds, for use by the Company pursuant to the Lease or any Supplemental Lease.

         "Applicable State" means, with respect to each Individual Property, the state or commonwealth within which such Individual Property, or any portion thereof, is located.

         "Assignments of Rents" means, collectively, all of the Applicable Assignments of Rents from time to time.

         "Authorized Officer" or "Authorized Representative" means, (1) with respect to the Issuer: any manager of the Issuer; (2) with respect to the
Company: the President, any Executive Vice President or any Vice President or such other person at the time and from time to time designated by written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such person and signed on behalf of the Company by the Secretary or Assistant Secretary of the Company; (3) with respect to the Trustee: any officer of the Trustee authorized by the Trustee to act or execute documents on behalf of the Trustee; and (4) with respect to the Agent: any officer.

         "Available Moneys" means (i) proceeds of a drawing under the Letters of Credit and (ii) any moneys paid to the Trustee which have been on deposit with the Trustee in the Bond Fund for at least 91 days during and prior to which no Event of Bankruptcy shall have occurred, and the proceeds of investments of such moneys, and with respect to which the Trustee has received an opinion of nationally recognized counsel experienced in bankruptcy matters and acceptable to the Trustee and the Rating Agencies to the effect that the use of such moneys to pay principal of, premium (if any) on or interest on the Bonds, as applicable, will not constitute an avoidable transfer under Section 547 of the United States Bankruptcy Code in the event of a bankruptcy case under the United States Bankruptcy Code by the Issuer or by or against the Company or any Affiliate, as debtor; provided that when used with respect to payment of amounts due in respect of any Pledged Bonds or Company Bonds, "Available Moneys" means any moneys held by the Trustee and available for such payment pursuant to the terms of this Indenture except for moneys drawn under the Letters of Credit.

         "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101-1330), as amended from time to time.

         "Basic Rent" means the rent required to be paid pursuant to the provisions of Section 3.5 of the Lease.

         "Basic Rent Payment" means the payment of Basic Rent.

         "Bond" or "Bonds" means, any one or more of the Series A Bonds or the Series B Bonds or of any Series of Additional Bonds or Refunding Bonds or any Bonds which are hereafter authenticated and delivered in lieu of or in substitution for such Bonds pursuant to the Indenture.

         "Bond Fund" means the fund so designated  and  established  pursuant to
Section 5.04.

         "Bond Purchase Agreement" means, collectively, the bond purchase agreements dated the Closing Date among the Issuer and the Bond Purchaser relating to the issuance and sale of the Bonds, as the same may be amended or supplemented from time to time.

         "Bond Purchaser" means, collectively, The Charles Schwab Family of Funds on behalf of Schwab Money Market Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund and Schwab Retirement Money Fund.

         "Bondholder   Tender   Notice"  means  a  written  notice  meeting  the
requirements of Section 4.01.

         "Book-Entry Bonds" means any Series of Bonds which are authorized to be issued in book entry form.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York and Georgia are authorized by law to close.

         "Capitalized Interest Account" means the account so designated and established in the Project Fund pursuant to Section 5.02A.

         "Capitalized Interest Reserve Account" means the account so designated and established in the Project Fund pursuant to Section 5.02B.

         "Closing Date" means November 20, 1997, being the date on which the Transaction Documents shall be executed and delivered by the respective parties thereto and the date on which the Trustee shall authenticate and deliver the Bonds.

         "Company" means Carmike Cinemas, Inc., a Delaware corporation, and its successors and assigns.

         "Company Bonds" means any Bonds of which ownership is registered in the name of the Company or any Affiliate, other than Pledged Bonds.

         "Contractor" means, with respect to each Applicable Project, any contractor selected by the Company, with the approval of the Issuer and the Agent, to construct, renovate and install such Applicable Project.

         "Conversion" means the conversion of the interest rate on the Bonds from the Weekly Mode to the Term Mode as provided in Section 2.05.

         "Conversion Date" means any Interest Payment Date on which the Rate Mode of the Bonds is converted from the Weekly Mode to the Term Mode pursuant to
Section 2.05.

         "Conversion Option" means the option of the Issuer (to be exercised at the direction of the Company) to convert the interest rate on the Bonds from the Weekly Mode to the Term Mode as provided in, and subject to, Section 2.05.

         "Costs" or "Costs of the Projects" means (i) all Hard and Soft Costs, plus (ii) all Financing Costs, plus (iii) all Capitalized Interest Costs, minus
(iv) all interest earned prior to the Final Project Completion Date on all amounts held in the Funds and Accounts under the Indenture.

         "Debt Service" means, for any period or payable at any time, the principal of, premium, if any, on and interest on the Bonds for that period or payable at that time whether due at maturity or upon acceleration or redemption.

         "Defeasance Obligations" means (a) Government Obligations, and (b) any Qualified Investments that are rated by either Rating Agencies in any of its highest long-term debt rating categories (without regard to pluses or minuses) which obligations are not subject to redemption prior to maturity other than at the option of the holder or which have been called for redemption at a stated future date.

         "DTC" means The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York, and its successors and assigns.

         "Equity Investment Account" means the account so designated and established in the Project Fund pursuant to Section 5.02E.

         "Event of Bankruptcy" means a petition by or against the Issuer or any "Affiliate" (as defined in the Bankruptcy Code) of the Issuer under the Bankruptcy Code or any other bankruptcy act or any similar act which may be enacted which shall have been filed, unless such petition shall have been dismissed and such dismissal shall be final and not subject to appeal.

         "Event of Default" means any of the events described as an Event of Default in Section 7.01.

         "Excess Bond Proceeds Account" means the account so designated and established in the Bond Fund pursuant to Section 5.04.

         "Expiration Date" means the stated expiration date of the Letters of Credit, as such date may be extended from time to time by the Agent and the Lenders.

         "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all reasonable expenses properly incurred by the Trustee or any of its agents under this Indenture, other than Ordinary Services and Ordinary Expenses.

         "Federal Funds Rate" shall have the meaning given to such term in the Reimbursement Agreement.

         "Final  Project  Completion  Date" means the date which is  twenty-four
(24) months after the Series Issue Date.

         "Financial Advisor" means RealVest Capital Corporation, a New Jersey corporation.

         "Financing Costs" means and includes all fees and expenses necessary to issue, offer and sell the Bonds and to arrange for the Landlord's Equity Amount, including without limitation (i) the fees and reimbursable expenses of the Financial Advisor, the Placement Agent, the Agent and the Lenders, (ii) the fees and reimbursable expenses of the attorneys for the Landlord, the Tenant, the Agent and the Lenders and (iii) all other costs relating to the issuance and sale of the Bonds, including Rating Agency fees, printing expenses, Trustee setup fees and Trustee's counsel fees.

         "Financing   Costs   Account"  means  the  account  so  designated  and
established in the Project Fund pursuant to Section 5.02C.

         "Fund" means any of the funds established under the Indenture.

         "Fund Account Security Agreement" shall have the meaning given to such term in the Reimbursement Agreement.

         "Government Obligations" means direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America and including a receipt, certificate or any other evidence of an ownership interest in such obligations or in specified portions thereof (which may consist of specified portions of interest thereon).

         "Hard and Soft Costs" means and shall be deemed to include, together with any other proper item of cost which is not specifically mentioned in the Lease, whether incurred prior to or after the date of the Lease, (a) the cost of the acquisition or the ground leasing of the Leased Property, fees and expenses related thereto; (b) the costs and expenses of the Issuer which are incurred for labor and materials and payments to Contractors, builders and materialmen in connection with the acquisition or leasing, construction, renovation and installation of any Individual Property; (c) the cost of contract bonds and of insurance of any kind that may be required or that may be necessary during the course of acquisition, construction, renovation and installation of any Individual Property which is not paid by the Contractor or Contractors; (d) the costs and expenses of the Issuer for test borings, surveys, estimates, plans and specifications and preliminary investigations therefor, and for supervising construction, as well as for the performance of all other duties which are required by or which are consequent to the proper construction, acquisition, renovation and installation of any Individual Property; (e) [Intentionally Omitted]; (f) all other costs which the Issuer shall be required to pay under the terms of any Applicable Acquisition Agreement or Applicable Construction Agreement for the acquisition, construction, renovation or installation of any Individual Property; (g) any sums which are required to reimburse the Issuer for any advances which are made by it for any of the above items, or for any other costs which are incurred and for work which has been done by it, provided that same is properly chargeable to any Individual Property; and (h) such other expenses which are not specified in the Lease or the Agency and Development Agreement and which may be necessary or incidental to the construction, acquisition, renovation and installation of any Individual Property, the financing thereof and the placing of the same in use and operation. "Hard and Soft Costs" shall also include the costs and expenses incurred by any agent of the Issuer or any other Person for any of the above-mentioned items.

         "Holder" or "Bondholder" means the Person in whose name a Bond is registered on the Register.

         "Improvements" means (i) with respect to each Individual Property, all buildings, structures and other improvements (and additions thereto or substitutions or modifications thereof) presently existing thereon, and all buildings, structures and other improvements (and additions thereto or substitutions or modifications thereof) to be constructed thereon as part of the Applicable Project in accordance with the Applicable Construction Agreement, the Applicable Approvals and the Applicable Plans and Specifications, and (ii) with respect to the Leased Property, all Improvements constructed or to be constructed, collectively, on all of the Individual Properties; provided, however, that the Improvements shall not include any Equipment.

         "Indenture" means this Indenture of Trust, as amended or supplemented from time to time.

         "Indexing Agent" means, initially, RealVest Securities Corporation and any Person meeting the qualifications of, and designated from time to time to act as Indexing Agent under, Section 8.17. "Principal Office of the Indexing Agent" means the principal office of the Indexing Agent at the address of the Indexing Agent set forth in Section 11.03, or any other office so designated in writing by the Indexing Agent to the Issuer, the Trustee, the Company, the Remarketing Agent and the Agent.

         "Individual  Property"  means,  individually,   (i)  each  Supplemental
Property and (ii) each Substitute Property which is substituted for an Individual Property pursuant to Section 4.4 of the Lease.

         "Interest Payment Date" means the first Monday of each calendar month (or, if such date is not a Business Day, the next succeeding Business Day), commencing on January 5, 1998.

         "Issuer" means Movieplex Realty Leasing, L.L.C., a New Jersey limited liability company, and its successors and assigns.

         "LC Issuers" shall have the meaning given to such term in the Reimbursement Agreement.

         "LC Participants" shall have the meaning given to such term in the Reimbursement Agreement.

         "Lease" means that certain Master Lease between the Issuer and the Company dated the Closing Date as the same may be amended or supplemented.

         "Leased Property" means, collectively, all of the Individual Properties now or from time to time hereafter leased by the Issuer to the Company pursuant to the Lease or any Supplemental Lease hereafter entered into between the Issuer and the Company.

         "Lenders"   shall  have  the   meaning   given  to  such  term  in  the
Reimbursement Agreement.

         "Letters of Credit" means, collectively, the irrevocable, direct-pay letters of credit issued by the LC Issuers to the Trustee on the date of execution and delivery of the Indenture and any Alternate Letters of Credit, under which the Trustee is authorized, subject to the terms and conditions thereof, to draw, in the aggregate, up to (a) an amount equal to the principal amount of the Outstanding Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due, at maturity, upon redemption or upon acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the principal amount of such Bonds, plus (b) an amount equal to interest to accrue at the Maximum Rate on the Outstanding Bonds for 43 days (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the accrued interest on such Bonds, as the same may be amended, transferred, reissued or extended in accordance with the Indenture.

         "Letter of Credit Debt Service Account" means the account so designated and established in the Bond Fund pursuant to Section 5.04.

         "Letter of Credit Purchase Account" means the special trust account so designated and established in the Bond Fund pursuant to Section 4.04.

         "Lease Payments" means the Rent payments required to be made by the Company pursuant to Article 3 of the Lease.

         "Master Assignment" means the Master Assignment of Contracts and Agreements, dated the Closing Date from the Issuer, as assignor, to the Agent, as assignee, and executed by the Company and the Trustee.

         "Maximum Rate" means, initially, 10% per annum, and thereafter, such higher rate specified by the Issuer at the request of the LC Issuers which does not exceed 12% per annum or any higher rate which may be approved hereunder by resolution of the Issuer; provided, however, that the LC Issuers shall deliver a written amendment or replacement of the Letters of Credit increasing the Interest Component (as defined in the Letters of Credit) to 43 days interest at the new Maximum Rate specified by the LC Issuers. The consent of the Bondholders shall not be required for any such increase in the Maximum Rate.

         "Money Market Equivalent Yield" means the unweighted daily average of the discounted 30-day Commercial Paper Rate (AA-Financial Composite), converted to a money market equivalent yield (i.e., actual/360 days), for all Business Days within the preceding Weekly Rate Period, as reported in the Board of Governors of the Federal Reserve Board Statistical Release (or another recognized reporting source approved by the Issuer and the Agent.) [Regarding the computation of interest for a Weekly Rate Period, see Section 2.03.]

         "Mortgages" means, collectively, all of the Applicable Mortgages from time to time.

         "Net Proceeds" means any insurance proceeds or condemnation award paid with respect to any Individual Property remaining after payment therefrom of all expenses incurred in the collection thereof.

         "Off-Site Improvements" means (i) with respect to each Individual Property, those improvements required to be constructed or installed pursuant to the Applicable Approvals on land other than such Individual Property, and (ii) with respect to the Leased Property, all Off-Site Improvements constructed or to be constructed, collectively, on all of the Individual Properties.

         "Ordinary   Services"  and  "Ordinary  Expenses"  mean  those  services normally rendered, and those expenses normally incurred, by a trustee under instruments similar to this Indenture.

         "Outstanding Bonds", "Bonds Outstanding" or "Outstanding" or "outstanding" as applied to Bonds mean, as of the applicable date, all Bonds which have been authenticated and delivered, or which are being delivered by the Trustee under this Indenture, including Pledged Bonds and Company Bonds, except:

                  (a) Bonds cancelled or required to be cancelled upon surrender, exchange or transfer, or cancelled or required to be cancelled because of payment or redemption on or prior to that date pursuant to
                           Section 2.11;

                  (b) On or after any purchase date for Bonds to be purchased pursuant to Article IV, all Undelivered Bonds (or portions of Bonds) which are purchased on such date, provided that funds sufficient for such purchase are on deposit with the Trustee;

                  (c) Bonds which are deemed paid in accordance with Article X; and

                  (d)  Bonds  in   substitution   for  which  others  have  been
authenticated and delivered under Section 2.10.

For purposes of approval or consent by the Holders, "Outstanding Bonds," "Bonds outstanding" or "outstanding" as applied to Bonds shall not include Bonds owned by or on behalf of the Issuer, the Company or an Affiliate (unless all of the outstanding Bonds are so owned), or the Agent (unless all of the outstanding Bonds are so owned).

         "Person" means any individual, corporation, company, limited liability company, voluntary association, partnership, limited liability partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         "Payment Direction Agreement" shall have the meaning given to such term in the Lease.

         "Placement Agent" means RealVest Securities Corporation, a New York corporation.

         "Placement, Indexing and Remarketing Agreement" means the Placement, Indexing and Remarketing Agreement dated as of the date hereof between the Issuer and RealVest Securities Corporation, as Placement, Indexing and Remarketing Agent.

         "Pledged Bonds" shall have the meaning assigned to such term in Section 4.05.

         "Project Costs Account" means the account so designated and established in the Project Fund pursuant to Section 5.02D.

         "Project Fund" means the fund so designated and established pursuant to
Section 5.01A.

         "Purchase Date" means (a) with respect to any optional tender for purchase pursuant to Section 4.01 of Bonds in the Weekly Mode, any Business Day designated as the date of such purchase pursuant to such Section and (b) with respect to any mandatory purchase pursuant to Section 4.02, (1) in the case of Bonds which are to be purchased upon conversion from one Rate Mode to another Rate Mode, the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day succeeding such Conversion Date, (2) in the case of Bonds to be purchased in anticipation of the expiration of the Letters of Credit, the Interest Payment Date next preceding the Expiration Date of the Letters of Credit, and (3) in the case of Bonds to be purchased at the direction of the Agent, the purchase date stipulated by the Agent pursuant to Section 7.03.

         "Qualified Investments" means, (i) to the extent such investments are legal investments of funds of the Issuer, and (ii) with respect to moneys from time to time held in the Project Fund, the Capitalized Interest Account and the Capitalized Interest Reserve Account, to the extent the Agent's security interest in such investments is fully perfected as a first priority security interest at all times:

                  (a) Direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America and certificates that evidence ownership of the right to payments of principal or interest on such obligations, provided that the obligations evidenced by such certificates shall be held in trust by a bank or trust company or a national banking association;

                  (b) Obligations the timely payment of principal and interest on which is fully guaranteed by any agency or instrumentality of the United States of America, which obligations shall be rated in one of the two
                           (2) highest long-term credit rating categories (without regard to pluses and minuses) by any Rating Agency;

                  (c) Mortgage-backed securities and senior debt obligations issued by any of the following agencies or such other like governmental or government-sponsored agencies which may be hereafter created (so long as such agencies continue to be governmentally owned or sponsored): (i) the Federal National Mortgage Association; (ii) the Government National Mortgage Association; and (iii) the Resolution Funding Corporation;

                  (d) Interests in a unit investment trust consisting of obligations described in (c), which interests (or obligations) are insured by a bond or financial guarantee insurance policy and are rated in the highest long-term credit rating categories by any Rating Agency;

                  (e) Open market commercial paper maturing not later than 270 days from the date of creation thereof of corporations that are organized under the laws of the United States of America or any state thereof, and having the rating of P-1 or A-1 or such other comparable rating by a Rating Agency.

                  (f) Obligations of municipalities or corporations organized under the laws of the United States of America or any state thereof maturing not later than one year from the date of acquisition thereof by the Borrower or any Restricted Subsidiary, and having the rating of AA or Aa or such other comparable rating by a Rating Agency.

                  (g) Investment agreements, investment contracts or general corporate obligations which by their terms are not subordinate to any other obligations and which constitute general obligations of the Issuer, issued or guaranteed by (i) any bank or trust company organized under the laws of any state of the United States of America or any national banking association (including the Trustee), or a branch of a foreign bank duly licensed under the laws of the United States of America or any state or territory thereof, or (ii) any property and casualty insurance company or insurance holding company, in each case having a combined capital stock, surplus and undivided profits of at least $1,000,000,000, and in either case of (i) or (ii) whose senior debt is rated (or in the absence of such debt, which has issued a letter of credit, insurance policy or other credit enhancement device in support of a third party's debt which is rated) in one of the two (2) highest long-term credit rating categories (without regard to pluses and minuses) by any Rating Agency;

                  (h) Negotiable or non-negotiable certificates of deposit, time deposits, repurchase agreements, investment agreements or other similar banking arrangements, including bankers' acceptances, issued by any bank or trust company (including the Trustee) the deposits of which are insured by the Federal Deposit Insurance Corporation, such securities to be secured to the extent not so insured, as to principal and interest or as to principal only by the securities listed in clauses (a), (b), (c) or (d) above and in a manner satisfactory to the Trustee and the Issuer, except that repurchase agreements shall be secured as to principal or principal and interest (as applicable) solely by direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America which are in the possession of the Trustee or a third party acting solely as agent for the Trustee and in which the Trustee has a perfected first security interest; and

                  (i) Time deposits (which may be represented by certificates of deposit) and interest-bearing demand deposits in any bank, trust company, or financial institution (including the Trustee) which is a member of the Federal Deposit Insurance Corporation provided that such time or demand deposits, to the extent not fully and continuously insured by the FDIC, are fully secured by direct obligations of the United States.

         "Rate Mode" means the Weekly Mode or the Term Mode.

         "Rating Agencies" means Moody's Investor Service, Inc., if the Bonds are rated by such Person at the time, Standard & Poor's Ratings Group, if the Bonds are rated by such Person at the time, and Fitch Investors Service, if the Bonds are rated by such Person at the time, and their respective successors and assigns, or if any shall be dissolved or no longer assigning credit ratings to long term debt, then any other nationally recognized Person assigning credit ratings to long term debt designated by the Issuer.

         "Refunding Bonds" means all Bonds, whether issued in one or more Series, authenticated and delivered on original issuance pursuant to Section 2.05B hereof, and any Bonds thereafter authenticated and delivered in lieu of or in substitution for such Bonds.

         "Register" means the books kept and maintained by the Trustee for registration and transfer of Bonds pursuant to Section 2.08.

         "Regular Record Date" means, while the Bonds are in the Weekly Mode, the last Business Day preceding an Interest Payment Date and, while the Bonds are in the Term Mode, the fifteenth day of the calendar month next preceding an Interest Payment Date.

         "Reimbursement Agreement" means, initially, the reimbursement agreement dated the Closing Date among the Agent, as agent for the Lenders, the Lenders and the Issuer, as the same may be amended or supplemented from time to time in accordance with the provisions thereof, and means, with respect to any Alternate Letters of Credit, the reimbursement agreement, if any, relating to the issuance of such Alternate Letters of Credit, as the same may be amended or supplemented from time to time in accordance with the provisions thereof.

         "Reimbursement Notes" shall have the meaning given to such term in the Reimbursement Agreement.

         "Remarketing Agent" means, initially, RealVest Securities Corporation and any Person meeting the qualifications of, and designated from time to time to act as Remarketing Agent under, Section 8.14. "Principal Office" of the Remarketing Agent means the principal office of the Remarketing Agent at the address of the Remarketing Agent set forth in Section 11.03, or any other office so designated in writing by the Remarketing Agent to the Issuer, the Trustee, the Company and the Agent.

         "Remarketing Proceeds Purchase Account" means the special trust account so designated and established in the Bond Fund pursuant to Section 4.03.

         "Rent" means, collectively, Basic Rent and Supplemental Rent.

         "Rent Payments" means the payments of Rent.

         "Representation Letter" shall mean the representation letter from the Issuer and the Trustee to DTC dated the Series Issue Date in the form typically required by DTC.

         "Requisition" means a standard requisition for disbursements from the Project Fund, in the form attached as an exhibit to the Agency and Development Agreement, duly executed by Authorized Representatives of the Issuer, the Company and the Agent.

         "Reserved Rights" means (i) the Issuer's right to receive Supplemental Rent under the Lease (other than Supplemental Rent which is payable to or for the account of the Agent), (ii) the Issuer's rights of reimbursement and indemnity hereunder or under any Transaction Document, (iii) [Intentionally
Omitted], (iv) any rights of the Issuer to be released from liabilities and obligations hereunder or under the Transaction Documents and to indemnity contained in the Lease or the Transaction Documents and (v) the concurrent right of the Issuer to receive any and all notices, reports, surveys, certificates, financial statements and evidences of performance which the Company may be required to furnish pursuant to the terms of the Lease.

         "Revenues" means all (a) the Rent Payments, (b) other moneys received or to be received by the Issuer or the Trustee in respect of Rent Payments, including without limitation, all moneys and investments in the Bond Fund, (c) the proceeds of all drawings on the Letters of Credit, (d) any proceeds of Bonds originally deposited with the Trustee for the payment of interest accrued on the Bonds or otherwise paid to the Trustee by or on behalf of the Company or the Issuer for deposit in the Bond Fund or any excess moneys remaining in the Project Fund following Final Project Completion Date, and (e) investment income with respect to any moneys held by the Trustee under the Indenture.

         "Security   Documents"   means,   collectively,   the  Mortgages,   the
Assignments of Rents and the Master Assignment.

         "Series" shall mean all of the Bonds authenticated and delivered on original issuance and identified pursuant to the Indenture or the Supplemental Indenture authorizing such Bonds as a separate Series of Bonds, and any Bonds thereafter authenticated and delivered in lieu of or in substitution for such Bonds pursuant to the Indenture, regardless of variations in maturity, interest rate, principal installments or other provisions.

         "Series A Bonds" means the Issuer's Adjustable Rate Tender Securities (Carmike Cinemas, Inc.) 1997 Series A in the aggregate principal amount of $59,775,000, to be issued by the Issuer pursuant to the Indenture, consisting of Series A-1 Bonds in the aggregate principal amount of $35,125,000, Series A-2 Bonds in the aggregate principal amount of $12,325,000 and A-3 Bonds in the aggregate principal amount of $12,325,000.

         "Series B Bonds" means the Issuer's Adjustable Rate Tender Securities (Carmike Cinemas, Inc.) 1997 Series B in the aggregate principal amount of $12,975,000, to be issued by the Issuer pursuant to the Indenture, consisting of Series B-1 Bonds in the aggregate principal amount of $7,625,000, Series B-2 Bonds in the aggregate principal amount of $2,675,000 and B-3 Bonds in the aggregate principal amount of $2,675,000.

         "Series Issue Date" means the date of original issuance and first authentication and delivery of a series of Bonds to the initial purchaser thereof against payment therefor.

         "Special Adjustment Factor" means the amount determined by the Indexing Agent that is not in excess of 0.25%.

         "Special Record Date" means, with respect to any Bond, the date established by the Trustee in connection with the payment of overdue interest on that Bond pursuant to Section 2.08.

         "Special Redemption" means a redemption of Bonds pursuant to any of Sections 3.01(c) through and including 3.01(h).

         "Special   Redemption  Account"  means  the  account  so  designed  and established in the Bond Fund pursuant to Section 5.04.

         "Supplemental Indenture" means any indenture supplemental to this Indenture entered into between the Issuer and the Trustee in accordance with
Article IX.

         "Supplemental  Rent"  shall have the  meaning  assigned to such term in
Section 3.8 of the Lease.

         "Supplemental Rent Payments" means all payments of Supplemental Rent.

         "Term Mode" means, with respect to the Bonds, the mode of accruing interest thereon at the Term Rate.

         "Term Rate" means the fixed rate of interest borne by the Bonds for the Term Rate Period determined pursuant to Section 2.04.

         "Term Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first day of the Term Rate Period.

         "Term Rate Period" means the period from and after the Conversion Date until the Bonds have been paid in full or are deemed paid pursuant to Article X.

         "Trustee" means First Union National Bank until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Trustee" shall mean the successor Trustee. "Principal Office of the Trustee" means the corporate trust office or other office of the Trustee at the address of the Trustee set forth in Section 11.03, or any other corporate trust office so designated in writing by the Trustee to the Issuer, the Remarketing Agent, the Indexing Agent, the Company and the Agent. "Delivery Office of the Trustee" means the office, in addition to its Principal Office, at which Bondholder Tender Notices may be delivered and where Bonds surrendered for purchase may be delivered to the Trustee, which office may be the office of an agent of the Trustee for such purpose and shall be designated in Section 11.03 or in a separate writing by the Trustee to the Issuer, the Remarketing Agent, the Indexing Agent, the Company and the Agent. For purposes of this Indenture, the Trustee is also acting as tender agent for the Bonds in connection with any tender or purchase of Bonds pursuant to Article IV.

         "Trust Estate" shall have the meaning assigned to such term in the foregoing habendum clause of this Indenture.

         "Undelivered  Bonds"  means any Bonds  subject to purchase  pursuant to
Section 4.01 or 4.02 which the Holder thereof has failed to deliver as described in such Sections.

         "Weekly Mode" means, with respect to the Bonds, the mode of bearing interest thereon at a Weekly Rate.

         "Weekly Rate" means a floating weekly interest rate on the Bonds established and adjusted in accordance with Section 2.03.

         "Weekly Rate Calculation Date" means Monday in each calendar week or, if any Monday is not a Business Day, the first Business Day preceding such Monday.

         "Weekly Rate Period" means the seven-day period commencing on the first Monday following the corresponding Weekly Rate Calculation Date and running through Sunday of the following calendar week; except that (i) the first Weekly Rate Period shall commence on the Series Issue Date and end on and include the first Sunday occurring after the Series Issue Date and (ii) the last Weekly Rate Period prior to a conversion from the Weekly Mode to the Term Mode shall end on and include the last day immediately preceding the Conversion Date.

         SECTION 1.02. Interpretation; Time of Day

                  (a) Unless the context indicates otherwise, words importing the singular number include the plural number, and vice versa. The terms "hereof", "hereby", "herein", "hereto", "hereunder", "hereinafter" and similar terms refer to this Indenture; and the term "hereafter" means after, and the term "heretofore" means before, the Series Issue Date. Words of any gender include the correlative words of the other genders, unless the context indicates otherwise.

                  (b)  In  this  Indenture,   unless  otherwise  indicated,  all
references to particular Articles, Sections or Subsections are references to the Articles, Sections or Subsections of this Indenture.

                  (c) In this Indenture, all references to any time of the day shall refer to Eastern standard time or Eastern daylight saving time, as in effect in New York, New York on such day.

         Section 1.03. Captions, Headings and Table of Contents. The captions, headings and table of contents in this Indenture are solely for convenience of reference and in no way define, limit or describe the scope of any Articles, Sections, Subsections, paragraphs, subparagraphs or clauses hereof.

                               (End of Article I)

                                   ARTICLE II

                        AUTHORIZATION AND TERMS OF BONDS


         SECTION 2.01. Amount, Form and Issuance of Bonds

                  (a) The Bonds shall, except as provided in Section 2.05A, be limited to $59,775,000 in aggregate principal amount of Series A Bonds and $12,975,000 in aggregate principal amount of Series B Bonds, and shall contain substantially the terms recited in the form of Bonds set forth in Exhibit A to this Indenture. All Bonds shall provide that Debt Service in respect thereof shall be payable only out of the Revenues. Pursuant to recommendations promulgated by the Committee on Uniform Security Identification Procedures, "CUSIP" numbers may be printed on the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto.

                  (b) Upon the execution and delivery hereof, the Issuer shall execute the Bonds and deliver them to the Trustee for authentication. The Trustee shall authenticate the Bonds and deliver them to, or on the order of, the Issue upon receipt of a written request and authorization to the Trustee on behalf of the Issuer; this Indenture shall constitute such order.

         SECTION  2.02.  Designation,   Denominations,  Maturity,  Dated  Dates,
Interest Accrual and Tender

                  (a) The Series A Bonds and the Series B Bonds shall be designated "Adjustable Rate Tender Securities (Carmike Cinemas, Inc.) 1997
Series A" and "Adjustable Rate Tender Securities (Carmike Cinemas, Inc.) 1997 Series B", respectively, and shall be substantially in the form attached hereto as Exhibit A.

                  (b) Prior to the Conversion Date, the Bonds shall be issuable in denominations of $100,000 or any whole multiple thereof. From and after the Conversion Date, the Bonds shall be issuable in denominations of $5,000 or any whole multiple thereof.

                  (c) The Bonds shall mature, subject to prior redemption as provided in the form thereof recited in this Indenture, on September 1, 2015.

                  (d) The Series Issue Date shall be set forth on the face side of all Bonds authenticated by the Trustee. Each Bond shall bear the date of its authentication.

                  (e) The Bonds shall bear interest from the Interest Payment Date to which interest has been paid next preceding the date of authentication, unless the date of authentication (i) is an Interest Payment Date to which interest has been paid, in which event the Bonds shall bear interest from the date of authentication, or (ii) is prior to the first Interest Payment Date for the Bonds, in which event such Bonds shall bear interest from the Series Issue Date. Interest on the Bonds shall be paid on each Interest Payment Date. Each Bond shall bear interest on overdue principal at the rates borne by the Bonds during the period such principal is overdue. So long as the Bonds bear interest at a Weekly Rate, interest on the Bonds shall be computed on the basis of a year of 360 days for the number of days actually elapsed. Interest accruing on the Bonds at a Term Rate shall be computed on the basis of a 360-day year of twelve 30-day months.

                  (f) Bonds authenticated and delivered while bearing interest in the Weekly Mode shall set forth on the face side thereof, in the place provided for designating the interest rate, the words "Weekly Rate".

                  (g) Bonds authenticated and delivered while bearing interest in the Term Mode shall set forth on the face side thereof, in the place provided for designating the interest rate, the words "__% Term Rate".

                  (h) All Bonds shall initially bear interest at a Weekly Rate from the Series Issue Date determined in accordance with Section 2.03. The Bonds may be converted from one Rate Mode to another Rate Mode as provided in Section 2.05.

                  (i) The Bonds shall be subject to optional and mandatory tender for purchase as provided in Article IV.

         SECTION 2.03. Weekly Rate

                  (a) A Weekly Rate shall be determined for each Weekly Rate Period as described below. For each Weekly Rate Period and so long as the Bonds are in the Weekly Mode, the interest rate on the Bonds shall be the current market rate determined by the Indexing Agent on the immediately preceding Weekly Rate Calculation Date, in accordance with this Section. On each Weekly Rate Calculation Date, the Indexing Agent shall determine the Weekly Rate for the next succeeding Weekly Rate Period. The Weekly Rate shall be a percentage per annum equal to the Money Market Equivalent Yield, plus or minus the Special Adjustment Factor, if any, determined by the Indexing Agent. The Special Adjustment Factor will be the amount, if any, which when added to or subtracted from the Money Market Equivalent Yield, would result in a Weekly Rate for the applicable Weekly Rate Period, sufficient, in the opinion of the Indexing Agent, to enable the Remarketing Agent to remarket the Bonds at 100% of the principal amount thereof. In determining the Special Adjustment Factor on the Bonds, the Indexing Agent is to have due regard for general financial and credit market conditions and such other factors, including the credit rating and financial condition of the Lenders and applicable tender provisions, which, in the judgment of the Indexing Agent may have a bearing on the interest rate on the Bonds. Notice of such Weekly Rate shall be given by the Indexing Agent to the Trustee and the Remarketing Agent by the close of business on the Weekly Rate Calculation Date. No notice of Weekly Rates will be given to the Issuer, the Company, the Agent or the Holders; however, the Issuer, the Company, the Agent and the Holders may obtain Weekly Rates from the Trustee or the Indexing Agent upon request therefor.

                  (b) Anything herein to the contrary notwithstanding, in no event shall the Weekly Rate borne by the Bonds exceed the Maximum Rate.

                  (c) At the direction of the Issuer (which direction shall be given by the Issuer upon the request of the Agent), the Maximum Rate shall be increased to a rate per annum specified by the Agent which does not exceed the maximum non-usurious rate allowed by applicable law; provided that, if the Bonds are then rated by a Rating Agency, the Trustee shall receive a written notice from each Rating Agency then maintaining a rating on the Bonds stating that the proposed increase of the Maximum Rate will not cause the rating then assigned to the Bonds to be lowered or withdrawn as a result of any increase in the Maximum Rate. The consent of the Bondholders shall not be required for any such increase in the Maximum Rate. The Trustee shall not be responsible for determining such Maximum Rate or obtaining such Rating Agency notices.

                  (d) If for any reason the Indexing Agent does not determine a Weekly Rate for any Weekly Rate Period as aforesaid, or if a court holds a rate for any Weekly Rate Period to be invalid or unenforceable, the Weekly Rate for that Weekly Rate Period shall be equal to the Weekly Rate in effect for the immediately preceding Weekly Rate Period. The Weekly Rate for any consecutive succeeding Weekly Rate Period for which the Indexing Agent does not determine a Weekly Rate, or a court holds a rate to be invalid or unenforceable, shall be the sum of (i) the daily unweighted average of the Federal Funds Rate, for each Business Day of the preceding week plus (ii) .125%.

                  (e) The determination of the Weekly Rate by the Indexing Agent pursuant to this Indenture shall be conclusive and binding upon the Issuer, the Trustee, the Remarketing Agent, the Company, the Indexing Agent, the Agent and the Holders of the Bonds.

         Section 2.04. Term Rate. The Term Rate shall be determined as described below. The Term Rate shall be determined by the Remarketing Agent, on the Term Rate Calculation Date, as the lowest rate of interest that, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the Bonds in the Term Mode in a secondary market sale at a price equal to the principal amount thereof, without premium plus accrued interest, on the first Business Day of the respective Term Rate Period; provided that (1) if the Remarketing Agent fails for any reason to determine the Term Rate for any Term Rate Period, such Term Rate shall be equal to 125% of the average annual bond equivalent yield calculations at par as of the first day of the corresponding Term Rate Period or, if such day is not a Business Day, the next preceding Business Day, of United States Treasury obligations having a term to maturity similar to such Term Rate Period, and (2) no Term Rate shall exceed the lesser of (i) the maximum interest rate at which the Letters of Credit then in effect provides coverage for at least Forty Three (43) days interest and (ii) 10% per annum. In determining a Term Rate pursuant to this Section, prevailing financial market conditions which the Remarketing Agent shall take into account shall include (i) existing long-term market rates and indexes of such long-term rates, (ii) the existing market supply and demand for long-term securities,
(iii) existing yield curves for long-term securities for obligations of credit quality comparable to the Bonds, (iv) general economic conditions, (v) industry, economic and financial conditions that may affect or be relevant to the Bonds, and (vi) such other facts, circumstances and conditions as the Remarketing Agent, in its sole discretion, shall determine to be relevant. Notice of each Term Rate shall promptly be given by telephone (promptly confirmed in writing) by the Remarketing Agent to the Trustee, the Issuer, the Company and the Agent. Determinations of Term Rates pursuant to this Section shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Agent and the Holders.

         Section 2.05. Conversion at Option of Company. The Issuer shall have the option (to be exercised at the direction of the Company) to convert the interest rate on the Bonds from the Weekly Mode to the Term Mode as herein provided on any Conversion Date the Company shall select, provided that the Conversion Date shall be an Interest Payment Date. The Issuer shall exercise such option by giving written notice from an Authorized Representative of the Issuer to the Trustee, the Remarketing Agent, the Indexing Agent and the Agent, stating its election to convert the Rate Mode of the Bonds to the Term Mode and stating the Conversion Date therefor, not less than 45 days (or such shorter period as shall be acceptable to the Trustee) prior to such Conversion Date. Upon receipt of such notice by the Trustee, the Trustee may conclusively assume that the Issuer, the Remarketing Agent, the Indexing Agent and the Agent also received a copy of such notice and that such condition has been complied with.

Notice of the exercise of the option to convert shall not be effective unless, within 10 days (or such greater period as shall be acceptable to the Trustee) of the delivery of such notice, there shall have been delivered to the Trustee (i) an opinion of counsel to the Issuer addressed to the Trustee, the Issuer, the Company, the Agent, the Indexing Agent and the Remarketing Agent to the effect that such conversion is authorized or permitted by this Indenture, and (ii) if
(A) the Letters of Credit are to remain in effect from and after the Conversion Date, or (B) any portion of the purchase price for the Bonds is to be paid from drawings under the Letters of Credit, the written consent of the LC Issuers to such conversion. The Trustee shall give notice by first class mail (postage prepaid) to the Holders not less than 30 days prior to the proposed Conversion Date (i) stating that the interest rate on the Bonds is scheduled to be converted to the Term Rate, (ii) stating the proposed Conversion Date, (iii) stating the method of computation of the Term Rate which will take effect on the Conversion Date, (iv) stating that from and after the Conversion Date, the Bonds will no longer be subject to purchase on demand of the Holder, (v) if the Bonds will be secured by Letters of Credit after the Conversion Date, so stating and stating the identity of the LC Issuers issuing such Letters of Credit or, if the Bonds will not be secured by Letters of Credit after the Conversion Date, so stating, (vi) if the Bonds will be subject to optional redemption after the Conversion Date, stating the applicable provisions therefor, or, if the Bonds will not be subject to optional redemption after the Conversion Date, so stating, (vii) stating that the Company, on or before the tenth day prior to the proposed Conversion Date, may determine not to convert the Bonds in which case the Trustee shall notify the Holders in writing to such effect, (viii) stating that all outstanding Bonds will be subject to a mandatory purchase on the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day following such Conversion Date at a price of par plus accrued interest, if any, and (ix) stating that if the Remarketing Agent shall not have received, at least one Business Day prior to the proposed Conversion Date, firm orders for the purchase of all of the Bonds Outstanding to bear interest at the Term Rate, the exercise of the Conversion Option shall be rescinded and the Bonds shall continue to bear interest at the Weekly Rate and shall not be subject to mandatory purchase on the proposed Conversion Date. Notwithstanding any other provision contained herein or in the Bonds, if the Remarketing Agent shall not have received, at least one Business Day prior to the proposed Conversion Date, firm orders for the purchase of all of the Bonds Outstanding to bear interest at the Term Rate, the exercise of the Conversion Option shall be rescinded and the Bonds shall continue to bear interest at the Weekly Rate and shall not be subject to mandatory purchase on the proposed Conversion Date.

         Section 2.05A. Additional Bonds. After authentication and delivery of the Bonds, and so long as no Event of Default shall have occurred and shall then be continuing, one or more Series of Additional Bonds may be authenticated and delivered upon original issuance at any time or from time to time for the purpose of financing Costs of the Projects or providing additional funds to complete payment of the Costs of the Projects. The proceeds, including accrued interest, of the Additional Bonds of each Series shall be applied simultaneously with the delivery of such Bonds as shall be provided in the Supplemental Indenture authorizing such Series of Additional Bonds.

         SECTION 2.05B. Refunding Bonds

                  (a) One or more Series of Refunding Bonds may be issued at any time to refund Outstanding Bonds of one or more Series or one or more maturities within a Series or any Bonds of one or more maturities within one or more

Series. Refunding Bonds shall be issued in a principal amount sufficient, together with other moneys available therefor, to accomplish such refunding and to make the deposits in the funds and accounts under the Indenture required by the provisions of the Supplemental Indenture authorizing such Bonds.

                  (b) Refunding Bonds of each Series shall be authenticated and delivered by the Trustee only upon receipt by the Trustee of:

                  (1) Irrevocable written instructions to the Trustee, satisfactory to it, to give due notice of redemption, if applicable, of all of the Bonds to be refunded on a redemption date or dates specified in such instructions, subject to the provisions of Section 10.02 hereof;

                  (2) If the Bonds to be refunded are not by their terms subject to redemption or will not be redeemed within the next succeeding 60 days, irrevocable written instructions to the Trustee, satisfactory to it, to mail the notice provided for in Section 10.02 to the Holders of the Bonds being refunded; and

                  (3) Either (i) moneys in an amount sufficient to effect payment at the applicable redemption price of the Bonds to be refunded, together with accrued interest on such Bonds to the redemption date, shall be held by the Trustee or any one or more of the paying agents in a separate account irrevocably in trust for and assigned to the respective Holders of the Bonds to be refunded, or (ii) Defeasance Obligations in such principal amounts, of such maturities, bearing such interest, and otherwise having such terms and qualifications and any moneys, as shall be necessary to comply with the provisions of Article X hereof, which Defeasance Obligations and moneys shall be held in trust and used only as provided in said Article.

                  (4) Such further documents and moneys as are required by the provisions of the Supplemental Indenture authorizing said Series of Refunding Bonds.

                  (c) The proceeds, including accrued interest, of the Refunding Bonds of each Series shall be applied simultaneously with the delivery of such Bonds as shall be provided by the Supplemental Indenture authorizing such Series of Refunding Bonds.

         SECTION 2.06. Execution and Authentication of Bonds

                  (a) The Bonds shall be executed by the manual or facsimile signature of an Authorized Representative and attested by the manual or facsimile signature of an Authorized Representative of the Issuer. In case any Authorized Representative whose signature or a facsimile of whose signature shall appear on any Bond shall cease to be that Authorized Representative before the authentication of the Bond, the signature of such Authorized Representative or the facsimile thereof nevertheless shall be valid and sufficient for all purposes, the same as if that Authorized Representative had remained in office until that time. Any Bond may be executed on behalf of the Issuer by an Authorized Representative who, on the date of execution is the proper Authorized Representative, although on the date of authentication of the Bond that person was not the proper Authorized Representative.

                  (b) No Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until a certificate of authentication, substantially in the form set forth in Exhibit A to this Indenture, has been signed by the Trustee. The authentication by the Trustee upon any Bond shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and is entitled to the security and benefit of this Indenture. The certificate of the Trustee may be executed by any person authorized by the Trustee, and it shall not be necessary that the same authorized person sign the certificates of authentication on all of the Bonds.

                  (c) The Bonds, initially shall be authenticated and delivered pursuant to Section 2.01(b).

         Section 2.07. Source of Payment of Bonds; Limited Obligations. The Bonds Outstanding from time to time are limited and special obligations of the Issuer, the principal of, and premium, if any, and interest on which are payable solely from drawings under the Letters of Credit and otherwise as provided herein, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and the Bonds shall not be deemed to constitute a general obligation or liability of the Issuer, its managers, members or employees. The Bonds are limited obligations of the Issuer and do not constitute a charge against the general credit of the Issuer.

         SECTION 2.08. Payment and Ownership of Bonds

                  (a) Debt Service shall be payable in lawful money of the United States of America without deduction for the services of the Trustee. Subject to the provisions of Sections 2.08(b), 2.12 and 2.13, (i) the principal of and any premium on any Bond shall be payable when due to a Holder upon presentation and surrender of such Bond at the Principal Office of the Trustee, and (ii) interest on any Bond shall be paid on each Interest Payment Date by check or draft which the Trustee shall cause to be mailed on that date to the Person in whose name the Bond is registered at the close of business on the Regular Record Date applicable to that Interest Payment Date on the Register at the address appearing therein. If and to the extent, however, that the Issuer shall fail to make payment or provision for payment of interest on any Bond on any Interest Payment Date, that interest shall cease to be payable to the Person who was the Holder of that Bond as of the applicable Regular Record Date. When moneys become available for payment of that interest, (x) the Trustee shall, pursuant to Subsection 7.06(d), establish a Special Record Date for the payment of that interest which shall be not more than 15 nor fewer than 10 days prior to the date of the proposed payment, and (y) the Trustee shall cause notice of the proposed payment and of the Special Record Date to be mailed by first class mail, postage prepaid, to each Holder at its address as it appears on the Register not fewer than 10 days prior to the Special Record Date and, thereafter, that interest shall be payable to the Persons who are the Holders of the Bonds at the close of business on the Special Record Date.

                  (b) The interest and the  principal  or  redemption  price and purchase price becoming due with respect to the Bonds shall, at the written request of the Holder of at least $1,000,000 aggregate principal amount of such Bonds received by the Trustee at least two Business Days before the corresponding Regular Record Date or maturity, redemption or purchase date, be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Holder specified in such request and entered by the Trustee on the Register, but, in the case of principal or redemption price and purchase price, only upon presentation and surrender of such Bonds at the Principal Office of the Trustee.

                  (c) Subject to the foregoing, each Bond delivered under this Indenture upon transfer thereof, or in exchange for or in replacement of any other Bond, shall carry the rights to interest accrued and unpaid, and to accrue on that Bond, or which were carried by that Bond.

                  (d) Except as provided in this Section and in subsection 2.10(a), (i) the Holder of any Bond shall be deemed and regarded as the absolute owner thereof for all purposes of this Indenture, (ii) payment of or on account of the Debt Service on any Bond shall be made only to or upon the order of that Holder or its duly authorized attorney in the manner permitted by this Indenture, and (iii) neither the Issuer nor the Trustee shall, to the extent permitted by law, be affected by notice to the contrary. All of those payments shall be valid and effective to satisfy and discharge the liability upon that Bond, including without limitation the interest thereon to the extent of the amount or amounts so paid.

         SECTION 2.09. Registration, Transfer and Exchange of Bonds

                  (a) All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture. The Trustee shall act as registrar and transfer agent for the Bonds. So long as any of the Bonds remain outstanding, the Issuer will cause books for the registration and transfer of Bonds, as provided in this Indenture, to be maintained and kept at the Principal Office of the Trustee.

                  (b) Bonds may be exchanged, at the option of their Holder, for Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds being exchanged. The exchange shall be made upon presentation and surrender of the Bonds being exchanged at the Principal Office of the Trustee, together with an assignment duly executed by the Holder or its duly authorized attorney in form and with guarantee of signature satisfactory to the Trustee.

                  (c) Any Bond may be transferred upon the Register, upon presentation and surrender thereof at the Principal Office of the Trustee, together with an assignment duly executed by the Holder or its duly authorized attorney in form and with guarantee of signature satisfactory to the Trustee. Upon transfer of any Bond, the Issuer shall execute in the name of the transferee, and the Trustee shall authenticate and deliver, a new Bond or Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds presented and surrendered for transfer.

                  (d)  In all  cases  in  which  Bonds  shall  be  exchanged  or
transferred  hereunder,   the  Issuer  shall  execute,  and  the  Trustee  shall
authenticate and deliver, Bonds in accordance with the provisions of this Indenture. The exchange or transfer shall be made without charge; provided that the Issuer or the Trustee may make a charge for every exchange or transfer of Bonds sufficient to reimburse them for any tax or excise required to be paid with respect to the exchange or transfer. The charge shall be paid before a new Bond is delivered.

                  (e) All Bonds issued upon any transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon transfer or exchange. After the Conversion Date, the Trustee shall not be required to exchange or transfer (i) any Bond during a period beginning at the opening of business ten days before the date of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, (ii) any Bond selected for redemption, in whole or in part, or (iii) any Bond during the period of 15 days preceding any Interest Payment Date.

                  (f) In case any Bond is redeemed in part only, on or after the redemption date and upon presentation and surrender of the Bond, the Issuer, subject to the provisions of Sections 2.12 and 2.13, shall cause execution of, and the Trustee shall authenticate and deliver, a new Bond or Bonds in authorized denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date or dates as, the Bond redeemed in part.

         SECTION 2.10. Mutilated, Lost, Wrongfully Taken or Destroyed Bonds

                  (a) If any Bond is mutilated, lost, wrongfully taken or destroyed, in the absence of written notice to the Issuer or the Trustee that a lost, wrongfully taken or destroyed Bond has been acquired by a purported bona fide purchaser, the Issuer shall execute, and the Trustee shall authenticate and deliver, a new Bond of like date, maturity and denomination and of the same series as the Bond mutilated, lost, wrongfully taken or destroyed; provided that
(i) in the case of any mutilated Bond, the mutilated Bond first shall be surrendered to the Trustee, and (ii) in the case of any lost, wrongfully taken or destroyed Bond, there first shall be furnished to the Issuer, the Company and the Trustee evidence of the loss, wrongful taking or destruction satisfactory to the Trustee, together with indemnity satisfactory to it and to the Authorized Representative of the Issuer. The Issuer and the Trustee may charge the Holder of a mutilated, lost, wrongfully taken or destroyed Bond their reasonable fees and expenses in connection with their actions pursuant to this Section.

                  (b) Notwithstanding the foregoing, the Trustee shall not be required to authenticate and deliver any substitute Bond for a Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price and interest then due or becoming due shall be paid by the Trustee from the funds provided by the Issuer hereunder in accordance with the terms of the mutilated, lost, wrongfully taken or destroyed Bond without substitution therefor.

                  (c) Every substituted Bond issued pursuant to this Section shall constitute an additional contractual obligation of the Issuer and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder unless the Bond alleged to have been lost, wrongfully taken or destroyed shall be at any time enforceable by a bona fide purchaser for value without notice. In the event the Bond alleged to have been lost, wrongfully taken or destroyed shall be enforceable by anyone, the Issuer may recover the substitute Bond from the Bondholder to whom it was issued or from anyone taking under the Bondholder except a bona fide purchaser for value without notice. Subject to the foregoing, all Bonds authenticated and delivered under this Section 2.10 shall evidence the same debt as the last, wrongfully taken or destroyed Bond.

                  (d) All Bonds shall be held and owned on the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken or destroyed Bonds and, to the extent permitted by law, shall preclude any and all other rights and remedies with respect to the replacement or payment of negotiable instruments or other investment securities without their surrender, notwithstanding any law or statute to the contrary now existing or hereafter enacted.

         SECTION 2.11. Cancellation of Bonds

                  (a) Any Bond surrendered pursuant to this Article for the purpose of payment, redemption, retirement, exchange, replacement or transfer shall be cancelled upon presentation and surrender thereof to the Trustee. Bonds purchased pursuant to Section 4.01 or 4.02 shall not be surrendered Bonds and shall be Outstanding Bonds, unless otherwise specifically provided in this Indenture.

                  (b) The Company may deliver at any time to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder, which the Company may have purchased pursuant to the provisions of this Indenture. All Bonds so delivered shall be cancelled promptly by the Trustee. Certification of the surrender and cancellation of any Bonds shall be made to the Issuer by the Trustee. Cancelled Bonds shall be destroyed by the Trustee by shredding or incineration after their cancellation. The Trustee shall provide certificates describing the destruction of cancelled Bonds to the Issuer.

         Section 2.12. Special Agreement with Holders. Notwithstanding any provision of this Indenture or of any Bond to the contrary, the Trustee may enter into an agreement with any Holder providing for making all payments to that Holder of principal of and interest and any premium on that Bond or any part thereof at a place and by a method (including wire transfer of federal funds) other than as provided in this Indenture and in the Bond, without presentation or surrender of the Bond, upon any conditions which shall be satisfactory to the Trustee; provided that (i) except as otherwise provided in
Section 2.13, payment of principal shall be made only upon presentation and surrender of the Bond and (ii) payment in any event shall be made to the Person in whose name a Bond shall be registered on the Register, with respect to payment of principal and premium, on the date such principal and premium is due, and, with respect to the payment of interest, as of the applicable Regular Record Date, Special Record Date or other date agreed upon, as the case may be. The Trustee will furnish a copy of each such agreement, upon request, to the Issuer, the Agent and the Company. Any payment of principal, premium or interest pursuant to such an agreement shall constitute payment thereof pursuant to, and for all purposes of, this Indenture.

         SECTION 2.13. Book-Entry System for the Bonds

                  (a) Notwithstanding the foregoing provisions of this Article II, any Series of Bonds which is issued as Book-Entry Bonds shall initially be issued in the form of one fully-registered bond for the aggregate principal amount of the Bonds of each maturity, which Book-Entry Bonds shall be registered in the name of Cede & Co., as nominee of DTC. Except as provided in paragraph
(g) below, all Book-Entry Bonds shall be registered in the Register in the name of Cede & Co., as nominee of DTC; provided that if DTC shall request that Book-Entry Bonds be registered in the name of a different nominee, the Trustee shall exchange all or any portion of the Book-Entry Bonds for an equal aggregate principal amount of Book-Entry Bonds registered in the name of such nominee or nominees of DTC. No person other than DTC or its nominee shall be entitled to receive from the Issuer or the Trustee either a Book-Entry Bond or any other evidence of ownership of the Book-Entry Bonds, or any right to receive any payment in respect thereof, unless DTC or its nominee shall transfer record ownership of all or any portion of the Book-Entry Bonds on the Register in connection with discontinuing the book entry system as provided in paragraph (g) below or otherwise.

                  (b) So long as any Bonds are registered in the name of DTC or any nominee thereof, all payments of the principal or redemption price of or interest on such Bonds shall be made to DTC or its nominee in accordance with the Representation Letter on the dates provided for such payments under this Indenture. Each such payment to DTC or its nominee shall be valid and effective to fully discharge all liability of the Issuer or the Trustee with respect to the principal or redemption price of or interest on the Book-Entry Bonds to the extent of the sum or sums so paid. In the event of the redemption of less than all of the Book-Entry Bonds Outstanding of any maturity, the Trustee shall not require surrender by DTC or its nominee of the Book-Entry Bonds so redeemed, but DTC (or its nominee) may retain such Bonds and make an appropriate notation on the Bond certificate as to the amount of such partial redemption; provided that DTC shall deliver to the Trustee, upon request, a written confirmation of such partial redemption and thereafter the records maintained by the Trustee shall be conclusive as to the amount of the Bonds of such maturity which have been redeemed.

                  (c) The Issuer and the Trustee may treat DTC (or its nominee) as the sole and exclusive owner of the Book-Entry Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Book-Entry Bonds, selecting the Book-Entry Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Holders under this Indenture, registering the transfer of Book-Entry Bonds, obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever; and neither the Issuer nor the Trustee shall be affected by any notice to the contrary. Neither the Issuer nor the Trustee shall have any responsibility or obligation to any participant in DTC, any person claiming a beneficial ownership interest in Book-Entry Bonds under or through DTC or any such participant, or any other person which is not shown on the Register as being a Holder, with respect to either: (1) the Book-Entry Bonds, (2) the accuracy of any records maintained by DTC or any such participant, (3) the payment by DTC or any such participant of any amount in respect of the principal or redemption price of or interest on the Book-Entry Bonds, (4) any notice which is permitted or required to be given to Holders under this Indenture, (5) the selection by DTC or any such participant of any person to receive payment in the event of a partial redemption of the Book-Entry Bonds, and (6) any consent given or other action taken by DTC as Holder.

                  (d) So long as any Bonds are registered in the name of DTC or any nominee thereof, all notices required or permitted to be given to the Holders of such Bonds under this Indenture shall be given to DTC as provided in the Representation Letter.

                  (e) In connection with any notice or other communication to be provided to Holders pursuant to this Indenture by the Issuer or the Trustee with respect to any consent or other action to be taken by Holders, DTC shall consider the date of receipt of notice requesting such consent or other action as the record date for such consent or other action, provided that the Issuer or the Trustee may establish a special record date for such consent or other action. The Issuer or the Trustee shall give DTC notice of such special record date not less than 15 calendar days in advance of such special record date to the extent possible.

                  (f) At or prior to settlement for the Book-Entry Bonds, the Issuer and the Trustee shall execute or signify their approval of the Representation Letter. Any successor Trustee shall, in its written acceptance of its duties under this Indenture, agree to take any actions necessary from time to time to comply with the requirements of the Representation Letter.

                  (g) The book-entry system for registration of the ownership of Book-Entry Bonds may be discontinued at any time if either (1) after notice to the Issuer and the Trustee, DTC determines to resign as securities depository for the Book-Entry Bonds, or (2) after notice to DTC and the Trustee, the Issuer determines that continuation of the system of book-entry transfers through DTC (or through a successor securities depository) is not in the best interests of the Issuer. In either of such events (unless in the case described in clause (2) above, the Issuer appoints a successor securities depository), the Book-Entry Bonds shall be delivered in registered certificate form to such persons, and in such maturities and principal amounts, as may be designated by DTC, but without any liability on the part of the Issuer or the Trustee for the accuracy of such designation. Whenever DTC requests the Issuer and the Trustee to do so, the Issuer and the Trustee shall cooperate with DTC in taking appropriate action after reasonable notice to arrange for another securities depository to maintain custody of certificates evidencing Book-Entry Bonds.

                  (h) Anything herein to the contrary notwithstanding, so long as any Bonds are registered in the name of DTC or any nominee thereof, in connection with any optional tender of such Bonds bearing interest at a Weekly Rate, the beneficial owners of such Bonds are responsible for submitting the Bondholder Tender Notice to the Remarketing Agent only.

                  (i) Upon  remarketing of Book-Entry  Bonds in accordance  with
Section 4.03 herein, payment of the purchase price thereof shall be made to DTC and no surrender of certificates is expected to be required. Such sales shall be made through DTC participants (which may include the Remarketing Agent) and the new beneficial owners of such Book-Entry Bonds shall not receive delivery of Bond certificates. DTC shall transmit payment to DTC participants, and DTC participants shall transmit payment to beneficial owners whose Book-Entry Bonds were purchased pursuant to a remarketing. Neither the Issuer, the Trustee nor the Remarketing Agent is responsible for transfers of payment to DTC participants or beneficial owners.

                  (j) The provisions of this Section 2.13 are subject to the provisions of Article IV relating to Pledged Bonds.

                               (End of Article II)

                                   ARTICLE III

                              REDEMPTION OF BONDS


         Section 3.01. Terms of Redemption. The Bonds are subject to redemption prior to stated maturity as follows:

                  (a) Mandatory Sinking Fund Redemption. The Series A Bonds are subject to mandatory sinking fund redemption prior to maturity at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date, on the Annual Payment Dates in the years and in the principal amounts specified in Exhibit B to this Indenture. In the event that any Series A Bonds are redeemed (other than through sinking fund redemption pursuant to this Section) and are cancelled by the Trustee, the Trustee shall cause the Issuer to receive a credit against its sinking fund redemption obligations in the aggregate principal amount of Bonds so redeemed, such credits to be given in such order of maturity as may be directed by the Issuer, at the direction of the Company, with the consent of the Agent which consent shall not be unreasonably withheld or delayed provided that the Company shall provide the Agent with evidence reasonably satisfactory to the Agent that the Company has or will have sufficient funds to meet the Company's payment obligations under the Lease as they become due. Also, at its option, the Company may deliver to the Trustee for cancellation Series A Bonds purchased by the Company pursuant to this Indenture. Such Series A Bonds so purchased, delivered and cancelled shall be credited by the Trustee at 100% of the principal amount thereof against the sinking fund redemption obligations of the Issuer in such order of maturity as may be directed by the Company with the consent of the Agent, which consent shall not be unreasonably withheld or delayed provided that the Company shall provide the Agent with evidence reasonably satisfactory to the Agent that the Company has or will have sufficient funds to meet the Company's payment obligations under the Lease as they become due, and the principal amount of Series A Bonds to be redeemed by sinking fund redemption shall be accordingly reduced. Concurrently with the events described above in this Subsection, the Trustee shall take such action as may be necessary to cause the Company to receive corresponding credits against its obligations to make Lease Payments. Anything herein to the contrary notwithstanding, the Issuer and the Company shall not receive credits pursuant to this Subsection for sinking fund redemption obligations in respect of which the Trustee has given notice of redemption to Holders prior to the accrual of such credits.

                  (b) Partial Redemption on Final Project Completion Date. The Series A Bonds are subject to partial redemption after the Final Project
Completion Date in accordance with Section 3.9 of the Lease. Subject to the provisions of subsection 5.04(c)(iv), the aggregate principal amount of Series A Bonds to be so redeemed shall be equal to (i) the total amount of moneys remaining in the Project Fund (including investment earnings thereon) after the Final Project Completion Date which are transferred to the Excess Bond Proceeds Account within the Bond Fund pursuant to Section 5.03, including (ii) moneys remaining in the Capitalized Interest Account and the Capitalized Interest Reserve Account (including investment earnings thereon) after the Final Project Completion Date which are transferred to the Excess Bond Proceeds Account within the Bond Fund pursuant to Sections 5.02A and 5.02B, respectively, and including
(iii) all investment earnings on amounts in the Bond Fund through and including the Final Project Completion Date.

                  (c)  Partial  Redemption  from  Uncompleted  Project  Purchase
Price. The Series A Bonds are subject to partial redemption after the Final Project Completion Date in accordance with Subsection 4.2(a) of the Lease. The aggregate principal amount of Series A Bonds to be so redeemed shall be equal to the aggregate Uncompleted Project Purchase Price actually received by the Issuer from the Company pursuant to Subsection 4.2(a) of the Lease.

                  (d)      Partial Redemption Upon Purchase.

                           (i)  The  Series  A  Bonds  are  subject  to  partial
redemption after the Final Project Completion Date in the event the Company elects to purchase one or more Individual Properties pursuant to Subsection 4.3(b) of the Lease. The aggregate principal amount of Series A Bonds to be so redeemed shall be equal to the aggregate purchase prices actually received by the Issuer from the Company for the Individual Property or Properties so purchased in accordance with Subsection 4.3(b) of the Lease.

                      (ii) The Series A Bonds are subject to partial redemption in the event the Company elects to purchase one or more Subperforming Theater Properties pursuant to Section 15.4 of the Lease. The aggregate principal amount of Series A Bonds to be so redeemed shall be equal to the aggregate purchase prices received by the Issuer from the Company for the Subperforming Theater Property or Properties so purchased in accordance with Section 15.4 of the Lease.

                  (e) Extraordinary Optional Redemption. The Series A Bonds are subject to redemption prior to maturity by the Issuer in the event of the exercise by the Company of its option to direct that redemption upon occurrence of any of the events described in Section 15.5 of the Lease, at any time in whole or in part on any Interest Payment Date, in each case, at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date.

                  (f) Optional Redemption During Weekly Mode. Prior to the Conversion Date, the Bonds may be redeemed by the Issuer, at the direction of the Company (subject to Section 3.03) in whole at any time or in part on any Interest Payment Date, prior to maturity at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date. In the case of the optional redemption of Bonds in part, the Company may direct that the Trustee only redeem Series A Bonds and not Series B Bonds to the extent that the aggregate principal amount of the Series A Bonds Outstanding exceeds the aggregate principal amount of Series B Bonds Outstanding, and thereafter all optional redemptions shall be applied to the Series A Bonds and the Series B Bonds in equal amounts.

                  (g) Optional Redemption After Conversion Date. From and after the Conversion Date, the Bonds shall be subject to optional redemption prior to maturity by the Issuer, at the direction of the Company, if, and to the extent and at such redemption prices as are set forth in the notice to Bondholders of the conversion of the Bonds.

                  (h) Optional Redemption on Special Right of Termination and Purchase. The Bonds are subject to optional redemption prior to maturity, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date, in the event the Company exercises its option to terminate the Lease pursuant to Section 15.7 of the Lease.

                  (i) Use of Certain Funds to Redeem Bonds. The Trustee shall draw on the Letters of Credit in the manner provided by Section 5.04 to pay the principal of and interest on any Bonds called for mandatory sinking fund redemption pursuant to Section 3.01(a). In the case of redemption pursuant to
Section 3.01(b), the Trustee shall pay the redemption price from the Excess Bond Proceeds Account. In the case of any Special Redemption, the Trustee shall pay the redemption price on all Bonds to be redeemed from funds constituting Available Monies held by the Trustee for such purposes in the Special Redemption Account within the Bond Fund.

         Section 3.02. Partial Redemption. If fewer than all of the Bonds of a Series are to be redeemed, the selection of Bonds to be redeemed, or portions thereof in amounts of $100,000 ($5,000 after the Conversion Date) or any whole multiple thereof, shall be made by lot or by such other method as the Trustee deems fair and appropriate; provided that any Pledged Bonds shall be redeemed first and any Company Bonds shall be redeemed second. In the case of a partial redemption of Bonds when Bonds of denominations greater than $100,000 ($5,000 after the Conversion Date) are then outstanding, each $100,000 ($5,000 after the Conversion Date) unit of face value of principal thereof shall be treated as though it were a separate Bond of the denomination of $100,000 ($5,000 after the Conversion Date). If it is determined that one or more, but not all, of the $100,000 ($5,000 after the Conversion Date) units of face value represented by a Bond are to be called for redemption, then upon notice of redemption of a $100,000 ($5,000 after the Conversion Date) unit or units, the Holder of that Bond shall, subject to Section 2.12, surrender the Bond to the Trustee (a) for payment of the redemption price of the $100,000 ($5,000 after the Conversion
Date) unit or units of face value called for redemption (including without limitation the interest accrued to the date fixed for redemption and any premium) and (b) for issuance, without charge to the Holder thereof, of a new Bond or Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date as, the Bond surrendered.

         Section 3.03. Issuer's Election to Redeem. Except in the case of redemption pursuant to any mandatory redemption provisions of this Indenture, Bonds shall be redeemed only by written notice from the Company on behalf of the Issuer to the Trustee and the Agent. Such notice shall specify the redemption date and the principal amount of Bonds to be redeemed, and shall be given at least 45 days prior to the redemption date or such shorter period as shall be acceptable to the Trustee.

         SECTION 3.04. Notice of Redemption

                  (a) When required to redeem Bonds under any provision of this Indenture, or when directed to do so by the Issuer or the Company pursuant to the provisions of this Indenture or any Supplemental Indenture authorizing the issuance of Additional Bonds or Refunding Bonds, the Trustee shall cause notice of the redemption to be given not more than 60 days and not less than 15 days (30 days if the Bonds are on the Term Mode) prior to the redemption date by mailing copies of such notice of redemption by first class mail, postage prepaid, to all Holders of Bonds to be redeemed at their registered addresses, but failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption of any other Bond with respect to which notice was properly given. Each such notice shall be dated and shall be given in the name of the Issuer and shall state the following information:

                           (i) the identification  numbers, as established under
this Indenture, and the CUSIP numbers, if any, of the Bonds being redeemed, provided that any such notice shall state that no representation is made as to the correctness of CUSIP numbers either as printed on such Bonds or as contained in the notice of redemption and that reliance may be placed only on the identification numbers contained in the notice or printed on such Bonds;

                           (ii) any  other  descriptive  information  needed  to
identify accurately the Bonds being redeemed;

                           (iii) in the case of partial redemption of any Bonds,
the respective principal amounts thereof to be redeemed;

                           (iv) the redemption date;

                           (v) the redemption price;

                           (vi) that on the redemption date the redemption price
will become due and payable upon each such Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date; and

                           (vii)  the  place   where   such   Bonds  are  to  be
surrendered for payment of the redemption price, which place of payment shall be the Principal Office of the Trustee.

In addition, the Trustee shall at all reasonable times make available to any party to any Transaction Document complete information as to Bonds which have been redeemed or called for redemption.

                  (b) In addition to the foregoing notice, further notice of any redemption of Bonds hereunder shall be given by the Trustee, at least two Business Days in advance of the mailed notice to Holders, by registered or certified mail or overnight delivery service to (i) the Rating Agencies or its successors, if any, and to (ii) Financial Information, Inc.'s "Daily Called Bond Service", 30 Montgomery Street, 10th Floor, Jersey City, New Jersey 07302,
Attention: Editor; Kenny Information Services' "Called Bond Service", 55 Bond Street, 28th Floor, New York, New York 10004; and Standard and Poor's "Called Bond Record", 26 Broadway, 3rd Floor, New York, New York 10004; or, in accordance with then-current guidelines of the Securities and Exchange Commission, to such other addresses and/or such other services, as the Issuer may designate with respect to the Bonds, or no such services, as the Issuer may designate in a certificate of the Issuer delivered to the Trustee. So long as the Bonds or any portion thereof are held by DTC, the Trustee shall send each notice of redemption of the Bonds to DTC at 711 Stewart Avenue, Garden City, New York, 11530, Attention: Call Notification Department (FAX - (516) 227-4039)) or at such other address as may be provided in writing to the Trustee from time to time. The foregoing notice of redemption shall be sent to DTC at least 30 days prior to the redemption date by legible facsimile transmission, certified or registered mail, overnight delivery service or another secure method which enables the Trustee subsequently to verify the transmission of such notice. Such further notice shall contain the information required in Subsection 3.04(a). Failure to give all or any portion of such further notice shall not in any manner defeat the effectiveness of a call for redemption if notice thereof is given to the Holders as prescribed in Subsection 3.04(a).

                  (c) If at the time of mailing of notice of any extraordinary optional redemption there shall not have been deposited moneys in the Bond Fund available for payment pursuant to Subsection 5.04(c) sufficient to redeem all the Bonds called for redemption, such notice shall state that it is conditional in that it is subject to the deposit of the redemption moneys in the Bond Fund available for payment pursuant to Section 5.04 not later than 12:00 noon on the redemption date, in which case such notice shall be of no effect unless moneys are so deposited.

         SECTION 3.05. Payment of Redeemed Bonds

                  (a) If (i) unconditional notice of the redemption has been duly given or duly waived by the Holders of all Bonds called for redemption or
(ii) conditional notice of redemption has been so given or waived and Available Moneys for such redemption have been duly deposited with the Trustee, then in either such case the Bonds called for redemption shall be payable on the redemption date at the applicable redemption price. Payment of the redemption price together with accrued interest shall be made by the Trustee, out of Revenues or other funds deposited for such purpose, to or upon the order of the Holders of the Bonds called for redemption upon surrender of such Bonds, except as otherwise provided in Section 2.13.

                  (b) Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

                  (c) All moneys deposited in the Bond Fund and held by the Trustee for the redemption of particular Bonds shall be held in trust for the account of the Holders thereof and shall be paid to them, respectively, upon presentation and surrender of those Bonds, except as otherwise provided in
Section 2.13.

                              (End of Article III)

                                   ARTICLE IV

                       PURCHASE AND REMARKETING OF BONDS;
                            CONVERSION TO FIXED RATE


         SECTION 4.01. Purchase on Demand of Holder During Weekly Mode

                  (a) While the Bonds are in the Weekly Mode, any Bond (or portion thereof in an authorized denomination) other than a Pledged Bond or a Company Bond shall be purchased on the demand of the Holder thereof on any Business Day designated by such Holder in a Bondholder Tender Notice at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Purchase Date, if there is delivered to the Trustee at its Principal Office or Delivery Office, and to the Remarketing Agent at its Principal Office, a Bondholder Tender Notice which (i) states the principal amount (or portion thereof) of such Bond and (ii) states the Purchase Date on which such Bond (or portion thereof) shall be purchased pursuant to this Section, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee, the Indexing Agent and the Remarketing Agent. By delivering the Bondholder Tender Notice, the Holder irrevocably agrees to deliver such Bond, if not held in book-entry form, duly endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee, to the Principal Office or the Delivery Office of the Trustee or any other address designated by the Trustee at or prior to 12:00 noon on the Purchase Date specified in the Bondholder Tender Notice. The determination by the Trustee of a Holder's compliance with the Bondholder Tender Notice and Bond delivery requirements of this Section is in the sole discretion of the Trustee and binding on the Company, the Issuer, the Remarketing Agent, the Indexing Agent, the Agent and the Holder of the Bonds. Any Bondholder Tender Notice which the Trustee determines is not in compliance with this Section shall be of no force or effect.

                  (b) So long as the Bonds are registered to, and held in book-entry form by, DTC or its nominee, the beneficial owner of the Bonds is responsible for submitting the Bondholder Tender Notice and shall be treated as the Holder of such Bonds for such purpose, and such notice need only be submitted to the Remarketing Agent.

                  (c) Any election by a Holder to tender a Bond (or portion thereof) for purchase on a Business Day in accordance with this Section shall be irrevocable and shall be binding on the Holder making such election and on any transferee of such Holder. Each Bondholder Tender Notice shall automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the Purchase Date at a price equal to the purchase price of such Bond (or portion thereof), (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of the purchase price to the Trustee on the Purchase Date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond in part for other Bonds in a principal amount equal to the retained portion so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Holder will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the Purchase Date, except for the right of such Holder to receive such purchase price upon surrender of such Bond, if not held in book-entry form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the Purchase Date such Holder will hold such Bond as agent for the Trustee. If the Bonds are not held in book-entry form and, after delivery to the Trustee, the Indexing Agent and the Remarketing Agent of a Bondholder Tender Notice in accordance with this Section, the Holder making such election shall fail to deliver such Bond or Bonds described in the Bondholder Tender Notice to the Trustee at its Principal Office or Delivery Office on or before 12:00 noon on the applicable Purchase Date as required by this Section, then the undelivered Bond or portion thereof described in such Bondholder Tender Notice shall be deemed to have been tendered for purchase to the Trustee and, to the extent that there shall be held by the Trustee on or before the applicable Purchase Date an amount sufficient to pay the purchase price thereof and available for such purpose pursuant to the terms of this
Section, such Undelivered Bond shall on such Purchase Date cease to bear interest and no longer shall be considered to be Outstanding. Moneys held by the Trustee for the purchase of the Undelivered Bonds in accordance with the provisions of this Section shall be held in a special separate trust account for the Holders of such Undelivered Bonds. Such moneys shall be held by the Trustee uninvested and without liability for interest pending delivery of such Undelivered Bonds to the Trustee.

                  (d) The Trustee shall, as to any Undelivered Bond, promptly place a stop transfer against an appropriate amount of Bonds registered in the name of the Holder thereof on the Register. The Trustee shall place such stop transfer commencing with the lowest serial number Bond registered in the name of such Holder (until stop transfers have been placed against an appropriate amount of Bonds) until the appropriate tendered Bonds are delivered to the Trustee. Upon such delivery, the Trustee shall make any necessary adjustments to the Register.

                  (e) If the Bonds are not held in book-entry form and if for any reason a Holder fails to deliver a tendered Bond to the Trustee on the Purchase Date, the Issuer shall execute and the Trustee shall authenticate and deliver in accordance with Section 4.03 a new Bond or Bonds in replacement of the Undelivered Bond. The replacement of any such Undelivered Bond shall not be deemed to create new indebtedness, but such Bond as is issued in replacement shall be deemed to evidence the indebtedness previously evidenced by the Undelivered Bond.

                  (f) A Holder who gives a Bondholder Tender Notice may repurchase the Bonds so tendered on the Purchase Date if the Remarketing Agent agrees to remarket such Bond to such Holder, and if the Remarketing Agent agrees to remarket the specified Bond to such Holder prior to delivery of such Bonds as set forth above, the delivery requirement set forth above shall be waived.

                  (g) Upon surrender of any Bond (which is not held in book-entry form) for purchase in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder thereof a new Bond or Bonds of the same maturity, of authorized denominations, in an aggregate principal amount equal to the unpurchased portion of the Bond surrendered.

                  (h) On the date set for purchase of Bonds to be purchased pursuant to this Section and upon receipt by the Trustee of 100% of the aggregate purchase price of such Bonds, the Trustee shall pay the purchase price of such Bonds to the selling Holders thereof at its Principal Office or Delivery Office at or before 5:00 p.m.; provided that such Bonds (if not held in book-entry form) shall have been surrendered to the Trustee properly endorsed for transfer on such date with all signatures guaranteed at or prior to 12:00 noon on such Purchase Date. Such payment shall be made in immediately available funds and shall be made only with the following funds in the following order of availability:

                      (i) moneys held in the Remarketing Proceeds Purchase Account representing proceeds from the remarketing of such Bonds by the Remarketing Agent to any Person other than the Issuer, the Company, any guarantor of the Company's obligations under the Lease, if any, or any Affiliate;

                      (ii) moneys constituting Available Moneys held in the Bond Fund and available to make such payment pursuant to Section 10.02; and

                      (iii) proceeds from a drawing on the Letters of Credit deposited directly into the Letter of Credit Purchase Account (provided that such proceeds shall not be applied to purchase Pledged Bonds or Bonds which are known by the Trustee to be Company Bonds).

                  (i) No purchase of Bonds pursuant to this Section shall be deemed to be a payment or a redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness of such Bonds.

         SECTION 4.02. Mandatory Purchase on Conversion Date, upon Expiration of Letter of Credit, and at Direction of Agent

                  (a) The Bonds shall be subject to mandatory purchase, at a purchase price equal to the principal amount thereof plus, in the case of purchases on a Purchase Date which is not an Interest Payment Date, accrued interest thereon, as follows:

                      (i) on the Conversion Date, or if the Conversion Date is not a Business Day, the first Business Day succeeding the Conversion Date;

                      (ii) on the Interest Payment Date next preceding the Expiration Date of the Letters of Credit or, if earlier, the 30th day next preceding such Expiration Date, unless the Trustee has received notice from the Agent that the Letters of Credit have been or will be extended or an Alternate Letter of Credit will be provided pursuant to Section 5.08;

                      (iii) On the Expiration Date of the Letters of Credit unless the Trustee has received by 11:00 a.m. on such Expiration Date a written extension of the Letters of Credit or an Alternate Letter of Credit; and

                      (iv) on the Purchase Date stipulated by the Agent pursuant to Section 7.03 in the event the Agent directs the Trustee pursuant to Section
7.03 to call the Bonds for mandatory purchase pursuant to this clause.

                  (b) In the case of any mandatory purchase of the Bonds pursuant to clause (a)(ii) or (a)(iii) above, the Trustee shall cause notice of such mandatory purchase to be given not more than 45 and not less than 15 days prior to the Purchase Date, by mailing copies of such notice of mandatory purchase by first class mail, postage prepaid, to all Holders of Bonds to be purchased at their registered addresses, but failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the mandatory purchase of any other Bond with respect to which notice was properly given. Each such notice shall be dated and shall be given in the name of the Issuer and shall state the following information: (i) the identification numbers, as established under this Indenture, and the CUSIP numbers, if any, of the Bonds being purchased; (ii) any other descriptive information needed to identify accurately the Bonds being purchased; (iii) the Purchase Date; (iv) the purchase price; (v) that on the Purchase Date the purchase price will become due and payable upon each Bond; (vi) the place where the Bonds are to be delivered for payment of the purchase price, which place of payment shall be the Principal Office or Delivery Office of the Trustee; and
(vii) the Holders of Bonds subject to mandatory purchase shall be required to deliver their Bonds for purchase to the Trustee at its Principal Office or Delivery Office prior to 12:00 noon on the corresponding Purchase Date, and any Bond not so delivered prior to 12:00 noon on the applicable Purchase Date shall be deemed to have been tendered to the Trustee as of such Purchase Date and, from and after such Purchase Date, shall cease to bear interest and no longer shall be considered to be outstanding. In the event of a failure by a Holder to deliver such Holder's Bond on or before the applicable Purchase Date, such Holder shall not be entitled to any payment (including any interest to accrue subsequent to such Purchase Date) other than the purchase price for such Undelivered Bond, such Undelivered Bond shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the purchase price therefor, and such Holder shall thereafter hold such Undelivered Bond as agent for the Trustee. If for any reason a Holder fails to deliver to the Trustee on or before the applicable Purchase Date any Bond remarketed by the Remarketing Agent pursuant to Section 4.03, the Issuer shall execute and the Trustee shall authenticate and deliver to the Remarketing Agent for redelivery to the purchaser a new Bond or Bonds in replacement of the Undelivered Bond. The replacement of any such Undelivered Bond shall not be deemed to create new indebtedness, but such Bond as is issued in replacement shall be deemed to evidence the indebtedness previously evidenced by the Undelivered Bond.

                  (c) On the date set for purchase of Bonds to be purchased pursuant to this Section 4.02 and upon receipt by the Trustee of 100% of the aggregate purchase price of such Bonds, the Trustee shall pay the purchase price of such Bonds to the Holders thereof at its Principal Office or Delivery Office at or before 5:00 p.m.; provided that such Bonds shall have been surrendered to the Trustee properly endorsed for transfer on such date with all signatures guaranteed at or prior to 12:00 noon on such date. Such payment shall be made in immediately available funds and payment for Bonds purchased pursuant to this Section shall be made only with the following funds in the following order of availability:

                      (i) moneys held in the Remarketing Proceeds Purchase Account representing proceeds from the remarketing of such Bonds by the Remarketing Agent to any Person other than the Issuer, the Company or any Affiliate;

                      (ii) moneys constituting Available Moneys held in the Bond Fund and available to make such payment pursuant to Section 10.02; and

                      (iii) proceeds from a drawing on the Letters of Credit deposited directly into the Letter of Credit Purchase Account (provided that such proceeds shall not be applied to purchase Pledged Bonds or Bonds which are known by the Trustee to be Company Bonds).

                  (d) No purchase of Bonds pursuant to this Section shall be deemed to be a payment or a redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness of such Bonds.

         SECTION 4.03. Remarketing

                  (a) Upon receipt of a Bondholder Tender Notice to the Trustee and the Remarketing Agent (or to the Remarketing Agent only in the case of Bonds held in book-entry form) pursuant to Section 4.01 and not later than the fifth day preceding the Purchase Date for each mandatory purchase pursuant to Section 4.02, the Remarketing Agent shall use its best efforts to find purchasers for and arrange for the sale of the Bonds identified in the Bondholder Tender Notice pursuant to Section 4.01 or all Bonds subject to mandatory purchase pursuant to
Section 4.02 (other than any Bonds purchased in anticipation of the expiration of the Letters of Credit or at the direction of the Agent), at a price equal to the principal amount thereof plus, in the case of purchases on a Purchase Date which is not an Interest Payment Date, accrued interest thereon, for settlement in immediately available funds at or before 3:00 p.m. on the applicable Purchase Date. Except as otherwise expressly provided herein, the Remarketing Agent may not remarket to the Issuer, the Company or any Affiliate any Bonds to be purchased pursuant to Section 4.01 or 4.02. In its capacity as a registered broker-dealer, the Remarketing Agent may, but is not obligated to, acquire for its own account any Bonds to be so purchased, but not otherwise remarketed, in which case the Remarketing Agent shall have remarketed such Bonds to itself. The Remarketing Agent may, but shall not be required to, purchase and sell Bonds for its own account at any time.

                  (b) At or before 3:00 p.m. on the Business Day preceding the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02 and remarketed pursuant to this Section (or such other time as to which the Trustee and the Remarketing Agent may agree), the Remarketing Agent shall give notice by telegram, telex, telecopy or other similar communication to the Trustee and the Agent of the names, addresses and taxpayer identification numbers of the purchasers and the denominations of Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

                  (c) The Remarketing Agent shall, at or before 10:00 a.m. on the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02 and remarketed pursuant to this Section, give telephonic notice, promptly confirmed in writing, to the Trustee, the Company and the Agent specifying the principal amount of Bonds remarketed and not remarketed, respectively, and the amount representing the purchase price of Bonds which the Remarketing Agent does not then hold in trust.

                  (d) The Remarketing Agent shall cause to be paid to the Trustee in immediately available funds by 3:00 p.m. on the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02 and remarketed pursuant to this Section, all amounts (if any) then held by the Remarketing Agent representing proceeds of the remarketing of such Bonds, which shall be applied by the Trustee on the applicable Purchase Date to pay the Purchase Price of Bonds to be purchased on such Purchase Date. Pending such application, all such remarketing proceeds received by the Trustee shall be deposited by the Trustee in the special trust account designated as the Remarketing Proceeds Purchase Account which the Trustee shall establish and use as provided in this Article IV and shall not be commingled with other funds held by the Trustee. All moneys in the Remarketing Proceeds Purchase Account shall be held in trust for the benefit of the Holder of the Bonds to be purchased, uninvested and without liability for interest thereon, pending application of such moneys by the Trustee as provided above.

                  (e) On the Purchase Date of Bonds to be purchased pursuant to Sections 4.01 or 4.02, the Trustee shall register (or hold) all Bonds purchased on such date as follows:

                      (i) Bonds remarketed by the Remarketing Agent shall be registered and made available (at the Principal Office or Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent delivered to the Trustee pursuant to this Section 4.03; and

                      (ii) Bonds purchased with proceeds of a drawing on the Letters of Credit which are Pledged Bonds shall be held as Pledged Bonds in accordance with Section 4.05.

                  (f) Any Bond (or portion thereof) with respect to which the Trustee receives a Bondholder Tender Notice pursuant to Section 4.01 on or after the date notice of a mandatory purchase pursuant to Section 4.02 or redemption pursuant to Section 3.04 is given and before the corresponding mandatory Purchase Date or redemption date, respectively, shall not be remarketed except to a buyer who receives and acknowledges the binding effect of such notice. In addition, Bonds which are deemed paid pursuant to Article X shall not be remarketed but shall be canceled upon being purchased pursuant to Section 4.01 or 4.02 in accordance with the Bond cancellation provisions of Section 2.11.

                  (g) Except in connection with the conversion of the Bonds to the Term Mode, the Remarketing Agent shall have no obligation to remarket any Bonds which are not supported by the Letters of Credit or an Alternate Letter of Credit as contemplated by this Indenture.

         Section 4.04. Drawings on Letter of Credit for Purchase of Bonds. As provided by Section 4.03, the Remarketing Agent shall advise the Trustee of the amounts not held by the Remarketing Agent which shall be drawn under the Letters of Credit in order for the Trustee to make timely payments of the purchase price of Bonds from remarketing proceeds or moneys drawn under the Letters of Credit. In the absence of such notice, the Trustee shall be deemed to have received notice from the Remarketing Agent specifying that no portion of the purchase price of such Bonds is held by the Remarketing Agent, in which case the Trustee shall draw the entire amount thereof under the Letters of Credit. Prior to 11:00 a.m. on each Purchase Date, the Trustee shall take all action necessary to draw on the Letters of Credit in accordance with their terms, the amounts specified (or deemed specified) for receipt by the Trustee on such Purchase Date. The Trustee shall establish a special trust account designated as the Letter of Credit Purchase Account into which the Trustee shall deposit and hold in trust, uninvested and without liability for interest thereon, all such amounts (and only such amounts) received by the Trustee from drawings on the Letters of Credit for purchases of Bonds pending application of such amounts by the Trustee pursuant to this Article IV. Any remaining amounts in the Letters of Credit Purchase Account after any application required by this Article IV shall be paid over by the Trustee to the Agent (for further disbursement by the Agent to the LC Issuers) as reimbursement for the drawing on the Letters of Credit from which such amounts were derived; provided that the Letter of Credit shall be reinstated to the extent of such reimbursement and the Trustee shall take all necessary action on its part pursuant to the Letters of Credit to effect such reinstatement. Anything herein to the contrary notwithstanding, no amounts drawn on the Letters of Credit shall be applied to the purchase of Pledged Bonds or Company Bonds.

         SECTION 4.05. Bonds Purchased with Proceeds of Letters of Credit

                  (a)      Pledged Bonds.

                      (i) Bonds purchased with proceeds of a drawing on the Letters of Credit pursuant to this Article shall constitute "Pledged Bonds" and shall be held by the Trustee as agent for the Agent as pledgee of the Company pursuant to the Fund Account Security Agreement (and shall be shown as such on the Register and, if held in book-entry form, in the ownership records maintained by DTC and any applicable DTC participant) unless and until (1) the Trustee has confirmation from the Agent to the extent contemplated by the terms of the Letters of Credit that the Letters of Credit have been reinstated with respect to such drawing and (2) the Agent has notified the Trustee by telephone (thereafter promptly confirmed in writing) that such Bonds have been released from the pledge pursuant to the Reimbursement Agreement and are no longer Pledged Bonds. Pending reinstatement of the Letters of Credit and release of such pledge as aforesaid, the Agent shall be entitled to receive all payments of principal of and interest on Pledged Bonds as pledgee of the Company and such Bonds shall not be transferable or deliverable to any party (including the Company) except the Agent pursuant to the Reimbursement Agreement.

                      (ii) Notwithstanding anything to the contrary contained herein or in the Bonds, (A) Pledged Bonds shall bear interest at the same rate per annum, and shall be payable in the same manner, as amounts due and payable under the Reimbursement Notes corresponding to such Pledged Bonds, and the Agent shall provide copies of all interest bills on the Reimbursement Notes to the Trustee, upon which the Trustee shall be entitled to rely, and (B) interest which is actually paid pursuant to the Reimbursement Notes corresponding to such Pledged Bonds shall be credited against the interest which is due and payable by the Issuer with respect to such Pledged Bonds, and the Issuer shall be deemed to have paid the interest on such Pledged Bonds to the extent that interest actually is paid pursuant to the Reimbursement Notes corresponding to such Pledged Bonds.

                  (b) Remarketing of Pledged Bonds. The Remarketing  Agent shall continue to use its best efforts to arrange for the sale of any Pledged Bonds required to be remarketed pursuant to Section 4.03, subject to full reinstatement of the Letters of Credit with respect to the drawings with which such Bonds were purchased, at a price equal to the principal amount thereof plus accrued interest.

                  (c) Notice of Remarketing. At or prior to 2:00 p.m. on the Business Day preceding each day on which any Pledged Bonds that are successfully remarketed by the Remarketing Agent are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Trustee, the Company and the Agent specifying:

                      (i) the Business Day on which such purchase will take place and the principal amount of Pledged Bonds successfully remarketed by the Remarketing Agent, and

                      (ii) to the Trustee only, the names, addresses and tax identification numbers of the proposed purchasers thereof and the denominations of Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

                  (d) Delivery of Remarketed Pledged Bonds and Proceeds Thereof. Contemporaneously with reinstatement of the Letters of Credit as described in Subsection 4.05(a) and the sale of Pledged Bonds arranged by the Remarketing Agent as described in Subsection 4.05(b), (i) such Bonds (if not held in book-entry form) shall be made available (at the Principal Office or Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent and (ii) the proceeds of such sale shall be delivered to the Agent for the account of the Company to be applied to any unpaid reimbursement obligation under the Reimbursement Agreement with respect to the prior drawings made on the Letters of Credit in respect of the purchase of such Bonds.

         SECTION 4.06. Company Bonds

                  (a) Remarketing of Company Bonds. Subject to the provisions and limitations of the Remarketing Agreement and Section 4.03, the Remarketing Agent shall, if so directed by the Company, use its best efforts to arrange for the sale of any Company Bonds, at a price equal to the principal amount thereof, plus accrued interest.

                  (b) Notice of Remarketing. On or prior to each Business Day on which any Company Bonds that are successfully remarketed by the Remarketing Agent pursuant to Section 4.06(a) are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Trustee, the Company, the Indexing Agent and the Agent specifying:

                      (i) the Business Day on which such purchase will take place and the principal amount of Company Bonds successfully remarketed by the Remarketing Agent, and

                      (ii) to the Trustee only, the names, addresses and tax identification numbers of the proposed purchasers thereof, the denominations of Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

                  (c) Delivery of Remarketed Company Bonds and Proceeds Thereof. Upon the sale of Company Bonds arranged by the Remarketing Agent pursuant to
Section 4.06(a), (i) such Bonds (if not held in book-entry form) shall be made available (at the Principal Office or Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent and (ii) the proceeds of such sale shall be delivered to the Company.

         SECTION 4.07. No Purchases After Acceleration; Inadequate Funds for Purchases

                  (a) Anything in this Indenture to the contrary notwithstanding, there shall be no purchases of Bonds pursuant to this Article if the Bonds have been declared immediately due and payable pursuant to Section
7.03 and such declaration has not been annulled, stayed or otherwise suspended.

                  (b) If the funds available for purchases of Bonds are inadequate for the purchase of all Bonds tendered on any Purchase Date pursuant to this Article, the Trustee shall, after any applicable grace period: (i) return all tendered Bonds to the Holders thereof; and (ii) return all moneys received for the purchase of such Bonds (other than moneys provided by the Company and other than proceeds from a drawing on the Letters of Credit, unless the Letters of Credit are reinstated with respect thereto) to the persons providing such moneys.

                               (End of Article IV)

                                    ARTICLE V

                           FUNDS AND LETTER OF CREDIT


         Section 5.01. Creation of Funds and Accounts. There are hereby established the following Funds and Accounts under this Indenture:

                  (a) The Project Fund, within which are hereby established the following Accounts:

                           (i) The Capitalized  Interest  Account,  within which
are hereby established the following Subaccounts:

                                    (A)     Bond Interest Subaccount

                                    (B)     Bank Fees Subaccount

                                    (C)     Other Fees Subaccount

                      (ii) The Capitalized Interest Reserve Account

                     (iii) The Financing Costs Account

                      (iv) The Project Costs Account

                       (v) The Equity Investment Account.

                  (b) The Bond Fund, within which are hereby established the following Accounts:

                      (i) The Letter of Credit Debt Service Accounts within which are hereby established a Wachovia Letter of Credit Subaccount, a SunTrust Letter of Credit Subaccount and a Bond Subaccount.

                      (ii) The Letter of Credit Purchase Account

                      (iii) The Excess Bond Proceeds Account

                      (iv) The Remarketing Proceeds Purchase Account.

                  (c)  The  Trustee  may  establish   additional   accounts  and
subaccounts within the Funds and accounts established hereunder as appropriate to accomplish the purposes of this Indenture.

         SECTION 5.01A. Creation of Project Fund

                  (a) There is hereby established with the Trustee a trust fund designated "Project Fund" for the payment of Costs of the Projects. There shall be deposited in each account and subaccount in the Project Fund an amount of the proceeds from the sale of the Bonds as shall be specified in a written order from an Authorized Representative of the Issuer to be delivered simultaneously with the delivery of the Bonds. The Trustee shall maintain a record of the income on investments and interest earned on amounts held in the Project Fund, including the Capitalized Interest Account. Such income or interest shall be transferred by the Trustee on the last Business Day of each calendar month to the Capitalized Interest Account.

                  (b) Pending disbursement pursuant to the Lease and the Agency and Development Agreement, the moneys and Qualified Investments to the credit of the Project Fund shall be held as security for the obligations to the Agent under the Reimbursement Agreement and, upon receipt by the Trustee of a certificate of the Agent that a event of default has occurred under the Reimbursement Agreement and directing the application of monies in the Project Fund, the Trustee shall transfer such monies in accordance with such direction.

         SECTION 5.02. Disbursements from and Records of Project Fund

                  (a) Requisition, moneys in the various Accounts and Subaccounts within the Project Fund shall be disbursed in accordance with the provisions of such Requisition. The Trustee shall cause to be kept and maintained adequate records pertaining to the Project Fund and all disbursements therefrom. The Trustee shall make such records available for inspection by, or shall provide copies thereof to, the Issuer, the Company and the Agent upon request. The Trustee shall serve as repository for all original Requisitions submitted for disbursements from the Project Fund.

                  (b) In the event that the Leased Property or any portion thereof is destroyed or damaged by fire or other casualty, and the Company exercises its option pursuant to Section 19.1(a) of the Lease to repair or replace same, or in the event that any net proceeds from a condemnation award are to be applied to make any necessary restorations of the remaining portion of an Individual Property, the Net Proceeds shall be deposited in a separate subaccount in the Project Costs Account within the Project Fund and, upon receipt of a Requisition, applied to such repair, replacement or restoration, substantially in accordance with the disbursement procedures set forth in such Requisition.

         SECTION 5.02A. Capitalized Interest Account

                  (a) There is hereby established with the Trustee an account within the Project Fund designated "Capitalized Interest Account" for (i) the reimbursement to the LC Issuers of amounts drawn under the Letters of Credit for payment of interest on the Bonds during the period commencing on the Series Issue Date and terminating on the Final Project Completion Date and (ii) the payment of all amounts which constitute Supplemental Rent payable during the period from the date hereof to the Final Project Completion Date. There shall be deposited in each of the Bond Interest Subaccount, the Bank Fees Subaccount and the Other Fees Subaccount within the Capitalized Interest Account an amount of the proceeds from the sale of the Bonds as shall be specified in a written order from an Authorized Representative of the Issuer to be delivered simultaneously with the delivery of the Bonds. On the Final Project Completion Date any funds remaining in the Capitalized Interest Account shall be transferred to the Excess Bond Proceeds Account within the Bond Fund and applied as provided in Section
5.04. All income and interest earned on amounts held in the Capitalized Interest Account shall be held in, and shall become a part of, the Capitalized Interest Account.

                  (b) Prior to 12:00 noon on the Business Day immediately preceding each Interest Payment Date, the Trustee shall present the requisite draft and certificate for a drawing on the Letters of Credit so as to comply with the provisions of the Letters of Credit for payment to be made in sufficient time for the Trustee to receive the proceeds of such drawing at or before 10:00 a.m. on such Interest Payment Date, in an amount equal to accrued interest on the Bonds coming due on such Interest Payment Date and transfer such amount to the Letter of Credit Debt Service Account within the Bond Fund to be applied as provided in Section 5.04(c). Prior to the Final Project Completion Date, the Trustee shall withdraw from the Bond Interest Subaccount within the Capitalized Interest Account an amount equal to the aggregate amount of drawings on the Letters of Credit and transfer same to the Agent, on behalf of the LC Issuers, pursuant to the Reimbursement Agreement.

                  (c) Upon receipt of a Requisition, moneys in the Bank Fees Subaccount and the Other Fees Subaccount within the Capitalized Interest Account shall be disbursed by the Trustee in accordance with the provisions of such Requisition.

         Section 5.02B. Capitalized Interest Reserve Account. There is hereby established with the Trustee an account within the Project Fund designated "Capitalized Interest Reserve Account" for the payment, to the extent the amount on deposit in the Capitalized Interest Account is insufficient therefor, (i) the reimbursement to the LC Issuers of amounts drawn under the Letters of Credit for payment of interest on the Bonds during the period commencing on the Series Issue Date and terminating on the Final Project Completion Date, and (ii) the payment of all amounts which constitute Supplemental Rent payable during the period from the date hereof to the Final Project Completion Date. There shall be deposited in the Capitalized Interest Reserve Account an amount of the proceeds from the sale of the Bonds as shall be specified in a written order from an Authorized Representative of the Issuer to be delivered simultaneously with the delivery of the Bonds. In the event that the aggregate amount drawn by the Trustee on the Letters of Credit on any Interest Payment Date exceeds the amount on deposit in the Bond Interest Subaccount within the Capitalized Interest
Account, the Trustee shall withdraw the excess from the Capitalized Interest Reserve Account and transfer the excess to the Agent, on behalf of the LC Issurers, pursuant to the Reimbursement Agreement. In the event that the amount to be disbursed from the Bank Fees Subaccount or the Other Fees Subaccount within the Capitalized Interest Account pursuant to a Requisition exceeds the amount on deposit in such Subaccount, the Trustee shall withdrawn the excess from the Capitalized Interest Reserve Account and transfer such excess to the applicable Subaccount within the Capitalized Interest Account to be applied as provided in Section 5.02A. On the Final Project Completion Date, any funds remaining in the Capitalized Interest Reserve Account shall be transferred to the Excess Bond Proceeds Account within the Bond Fund and applied as provided in
Section 5.04. All income and interest earned on amounts held in the Capitalized Interest Reserve Account shall be credited to the Bond Interest Subaccount of the Capitalized Interest Reserve Account and transferred by the Trustee on the last Business Day of each calendar month to the Capitalized Interest Account.

         Section 5.02C. Financing Costs Accounts. There is hereby established with the Trustee an account within the Project Fund designated "Financing Costs Account" for the payment of all Financing Costs. There shall be deposited in the Financing Costs Account an amount of the proceeds from the sale of the Bonds as shall be specified in a written order from an Authorized Representative of the Issuer to be delivered simultaneously with the delivery of the Bonds. Upon receipt of a Requisition, monies in the Financing Costs Account shall be disbursed by the Trustee in accordance with the provisions of such Requisition. The Trustee shall close the Financing Costs Account when all amounts deposited therein have been disbursed for the payment of such Financing Costs. All income and interest earned on amounts held in the Financing Costs Account shall be transferred to the Capitalized Interest Account.

         Section 5.02D. Projects Costs Account. There is hereby established with the Trustee an account within the Project Fund designated "Project Costs Account" for the payment of all Hard and Soft Costs. There shall be deposited in the Project Costs Account an amount of the proceeds from the sale of the Bonds as shall be specified in a written order from an Authorized Representative of the Issuer to be delivered simultaneously with the delivery of the Bonds. Disbursements from the Project Costs Account shall be made in accordance with the terms of a Requisition therefor. All income and interest earned on amounts held in the Project Costs Account shall be credited to the Project Costs Account and transferred by the Trustee on the last Business Day of each calendar month to the Bond Interest Subaccount of the Capitalized Interest Account.

         Section 5.02E. Equity Investment Account. There is hereby established with the Trustee an account within the Project Fund designated "Equity Investment Account." There shall be deposited in the Equity Investment Account by the Issuer, such amounts, and at such times, as shall be determined by the Issuer and contained in a written notice to the Trustee. Disbursements from the Equity Investment Account shall be made in accordance with the terms of a Requisition therefor. All income and interest earned on amounts held in the Equity Investment Account shall be transferred to the Bond Interest Subaccount of the Capitalized Interest Account.

         Section 5.03 Disposition of Excess Bond Proceeds. The completion of the Applicable Projects and payment of all Costs of the Projects payable out of the Project Fund (except for amounts, if any, to be retained by the Trustee as provided under the Lease for the payment of Costs of the Projects not then due and payable) shall be evidenced by the filing with the Trustee of the certificate of an Authorized Representative of the Company required by the Agency and Development Agreement. As soon as practicable after the filing with the Trustee of such certificate, any balance remaining in the Project Fund (other than the amounts retained by the Trustee as described in the preceding sentence) shall be transferred to the Excess Bond Proceeds Account within the Bond Fund and applied as provided in Section 5.04.

         SECTION 5.04. Bond Fund

                  (a)      Revenues to be Paid Over to the Trustee.

                           All Rent  Payments  received by the Trustee  shall be
paid directly to the Agent to be applied pursuant to the terms of the Reimbursement Agreement. The Issuer, the Company, and the Agent have entered into the Payment Direction Agreement which provides, among other things, that the Company will make all Rent Payments to the Agent, in its fiduciary capacity as agent for the Issuer. Rent Payments are not to be paid to the Trustee and are not to be deposited in the Bond Fund, and the Trustee shall not be responsible for the receipt, collection or disposition of Rent Payments.

                  (b) Creation of Bond Fund and Accounts. There is hereby established with the Trustee a trust fund designated as the "Bond Fund", within which there shall be established a Letter of Credit Debt Service Account, a Letter of Credit Purchase Account, a Remarketing Proceeds Purchase Account, an Excess Bond Proceeds Account and a Special Redemption Account. All moneys (and only those moneys) received by the Trustee from drawings under the Letters of Credit to pay principal of, premium, if any, on and interest on the Bonds shall be deposited in the Letter of Credit Debt Service Account and applied to such purpose as provided in Section 5.04(c)(i) below.

                  (c) Application of Bond Fund. Except as otherwise  provided in
Section 7.06, moneys in the Bond Fund shall be applied as follows:

                           (i)  Moneys  in the  Letter of  Credit  Debt  Service
Account shall be applied to the payment when due of principal of, premium, if any, on and interest on the Bonds.

                           (ii) Moneys in the Letter of Credit Purchase  Account
shall be applied to the payment of the purchase of Bonds pursuant to Article IV.

                           (iii)  Moneys in the  Remarketing  Proceeds  Purchase
Account  shall be applied to the payment of the  purchase  of Bonds  pursuant to
Article IV.

                           (iv)  Available  moneys  in  the  Special  Redemption
Account shall be applied to the redemption of Bonds in the case of a Special Redemption.

                           (v)   Notwithstanding   anything   to  the   contrary
contained herein, the Trustee shall, on the Final Project Completion Date, apply the following amounts in the Bond Fund to the redemption of Bonds in accordance with Article III; provided, however, that in the event that the following amounts shall total, in the aggregate, less than $100,000, all of the following amounts shall be transferred to the Agent, for the credit of the Company, to the payment of the first Rent Payments thereafter to become due under the Lease:

                                    (A) All moneys which are  transferred to the
Excess Bond Proceeds Account within the Bond Fund from the Project Fund pursuant to Section 5.03;

                                    (B) All moneys which are  transferred to the
Excess Bond Proceeds Account within the Bond Fund from the Capitalized
Interest Account pursuant to Section 5.02A;

                                    (C) All moneys which are  transferred to the
Excess Bond Proceeds Account within the Bond Fund from the Capitalized
Interest Reserve Account pursuant to Section 5.02B; and

                                    (D) All  investment  earnings  on amounts on
deposit in the Bond Fund.

                  (d) Drawings on Letters of Credit. Prior to 12:00 noon on the Business Day immediately preceding each Interest Payment Date (commencing January 5, 1998), each mandatory sinking fund redemption date or acceleration date and the maturity date of the Bonds, the Trustee shall present the requisite draft and certificate for a drawing on the Letters of Credit so as to comply with the provisions of the Letters of Credit for payment to be made in sufficient time for the Trustee to receive the proceeds of such drawing at or before 10:00 a.m. on such Interest Payment Date, redemption date or maturity date, as the case may be, to pay principal or redemption price of and interest on the Bonds due on such date. In addition, the Trustee shall draw on the Letters of Credit pursuant to their respective terms in accordance with and in order to satisfy the requirements of Section 7.03. By 5:00 p.m. on each date it presents the requisite documents for a drawing on the Letters of Credit, the Trustee shall give notice to the Company by telephone, promptly confirmed in writing, of the amount to be so drawn. The Trustee shall promptly notify the

Company by oral or telephonic communication confirmed in writing if the LC Issuers fail to transfer funds in accordance with the Letters of Credit upon the presentment of the requisite drafts and certificates. In calculating the amount to be drawn on the Letters of Credit for the payment of principal of and interest on the Bonds, whether on an Interest Payment Date, at maturity or upon redemption or acceleration, the Trustee shall not take into account the potential receipt of funds from the Company under the Lease on such Interest Payment Date, or the existence of any other moneys in the Bond Fund, but shall draw on the Letters of Credit for the full amount of principal and interest coming due on the Bonds.

                  (e) Payment in Full. Whenever the amount in the Bond Fund available for the payment of principal or redemption price or and interest on the Bonds in accordance with Subsection 5.04(c) is sufficient to redeem all of the outstanding Bonds and to pay interest accrued to the redemption date, the Issuer will, upon request of the Company, cause the Trustee to redeem all such Bonds on the redemption date specified by the Company pursuant to the Bonds and the Indenture. Any amounts remaining in the Bond Fund after payment in full of the principal of and premium, if any, and interest on the Bonds (or provision for payment thereof) and the fees, charges and expenses of the Issuer and the Trustee shall be paid to the person entitled thereto in accordance with Section 10.01.

                  (f) Credits. If at any time the Trustee has funds, including funds received pursuant to the Letters of Credit, which under the provisions of this Indenture are to be applied to pay the principal of, premium, if any, on or interest on the Bonds, the Company, to the extent that such funds are to be so applied, shall be entitled to a credit, equal to the amount of such funds, against payments due from the Company under the Lease; provided that, with respect to funds received pursuant to one or more drawings on the Letters of Credit, the LC Issuers have been reimbursed therefor.

         SECTION 5.05. Investment of Bond Fund and Project Fund

                  (a) All moneys received by the Trustee under this Indenture shall be deposited with the Trustee or in accounts maintained solely in the name of the Trustee with another financial institution or institutions, subject to the provisions of the Fund Account Security Agreement, until or unless invested or deposited as provided in this Section. All deposits with the Trustee (whether original deposits or deposits or redeposits in time accounts) shall be secured as required by applicable law for such trust deposits.

                  (b) Moneys in the Bond Fund (except moneys in the Letter of Credit Debt Service Account and except any moneys representing principal of, or premium, if any, or interest on, any Bonds which are deemed paid under Section 10.02) and the Project Fund shall be invested and reinvested by the Trustee in Qualified Investments at the written direction of an Authorized Representative of the Company. Except as otherwise provided in Section 10.02, moneys deposited in the Letter of Credit Debt Service Account, the Letter of Credit Purchase Account or the Remarketing Proceeds Purchase Account shall not be invested but shall be held in their respective accounts pending application pursuant to
Section 5.04 or Article IV, as applicable. Moneys in the Bond Fund representing principal of, or premium, if any, or interest on, any Bonds which are deemed paid under Section 10.02 shall be invested only if and as provided in Section 10.02.

                  (c) Investments pursuant to this Section of moneys in the Bond Fund shall mature or be redeemable at the times and in the amounts necessary to provide moneys to pay Debt Service as it becomes due on Interest Payment Dates, at stated maturity or by redemption, or to reimburse the LC Issuers when due for drawings on the Letters of Credit applied to make Debt Service payments. The Trustee shall sell or redeem investments credited to the Bond Fund to produce sufficient moneys available hereunder at the times required for the purpose of paying Debt Service (or reimbursing the LC Issuers for drawings on the Letters of Credit therefor) when due as aforesaid, and shall do so without necessity for any order by or on behalf of the Issuer or the Company and without restriction by reason of any order. Each investment of moneys in the Project Fund shall mature or be redeemable by the Trustee at such time as may be foreseeably necessary to make payments from the Project Fund. The Trustee shall, from time to time, sell investments in the Project Fund or the Bond Fund made pursuant to this Section and, at the written direction of an Authorized Representative of the Company, reinvest the proceeds therefrom in Qualified Investments maturing or redeemable as aforesaid.

                  (d) Any investment of moneys in any Fund established under this Indenture may be purchased from or through, or sold to, the Trustee or any affiliate of the Trustee; and any such investment made through the purchase of shares in a fund described in clause (a), (b) or (e) of the definition of Qualified Investments may be in a fund which is advised or administered by the Trustee or any affiliate of the Trustee (for which services the Trustee or such affiliate, as the case may be, may receive a fee).

                  (e) An investment made from moneys credited to the Bond Fund shall constitute part of that Fund and an investment made from moneys credited to any Account within the Project Fund and subsequently transferred to the Bond Interest Subaccount of the Capitalized Interest Account therein shall constitute part of the Capitalized Interest Account therein, and each respective Fund shall be credited with all proceeds of sale and income from investment of moneys credited thereto. For purposes of this Indenture, those investments shall be valued at cost.

                  (f) If the Company shall not give directions as to investments of moneys held by the Trustee in the Project Fund or the Bond Fund, or if an Event of Default has occurred and is continuing hereunder, the Trustee shall make such investments in Qualified Investments as described in this Section and as permitted under applicable law as it deems advisable; provided that in no event shall it invest in securities issued by or obligations of, or guaranteed by, the Issuer, the Company or any Affiliate.

                  (g)  Notwithstanding  any other  provisions  contained in this
Section 5.05 or elsewhere in this Indenture, the Trustee is hereby authorized and directed to enter into the Funds Investment Agreement, dated as of November 1, 1997, among the Company, the Trustee and Wachovia Bank, N.A., in its capacity as depository of the moneys described therein, and the compliance by the Trustee with the terms and provisions thereof shall constitute full compliance by the Trustee with the terms and provisions of this Indenture relating to the deposit and investment of the various Funds and Account established hereunder.

         SECTION 5.06. Moneys to be Held in Trust

                  (a) Revenues and investments thereof in the Bond Fund (other than the Excess Bond Proceeds Account therein) shall, until applied as provided in this Indenture, be held by the Trustee for the benefit of the Holders of all outstanding Bonds, in the order of priority set forth in the granting clauses of this Indenture, except that any portion of the Revenues representing principal of, and premium, if any, and interest on, any Bonds which have matured or been called for redemption in accordance with Article III or which are otherwise deemed paid under Section 10.02, shall be held for the benefit of the Holders of such Bonds only.

                  (b) Revenues and investments thereof in all Accounts in the Project Fund and the Excess Bond Proceeds Account in the Bond Fund shall, until applied as provided in this Indenture, be held by the Trustee for the benefit of the Agent in the order of priority set forth in the granting clauses of this Indenture.

         Section 5.07. Nonpresentment of Bonds. In the event that any Bond shall not be presented for payment when the principal thereof becomes due in whole or in part, either at stated maturity or by redemption or acceleration prior to maturity or a check or draft for interest is uncashed, all liability of the Issuer to that Holder for such Bond or such check or draft thereupon shall cease and be discharged completely; provided that moneys sufficient to pay the principal and accrued interest then due of that Bond or such check or draft shall have been made available to the Trustee for the benefit of its Holder. Thereupon, it shall be the duty of the Trustee to hold those moneys subject to the provisions of Section 10.03.

         SECTION 5.08. Letter of Credit

                  (a) Expiration. The Letters of Credit may provide that they expire upon the earliest to occur of (i) the Expiration Date, (ii) the date when the Trustee surrenders the Letters of Credit to the LC Issuers for cancellation,
(iii) the date on which the LC Issuers receive a certificate from the Trustee to the effect that there are no outstanding Bonds or that the Trustee has accepted an Alternate Letter of Credit, (iv) the date on which the final drawing available under the Letters of Credit is honored by the LC Issuers, or (v) five
(5) Business Days after the date upon which the Trustee receives a notice from the Agent stating that an event of default has occurred under the Reimbursement Agreement and directing the Trustee to call the Bonds for mandatory purchase or to declare the principal of the Bonds to be immediately due and payable.

                  (b) Extension or Replacement in Anticipation of Expiration. Not later than the Interest Payment Date next preceding the Expiration Date of the current Letters of Credit or, if earlier, the 30th day next preceding such Expiration Date, the Company may provide for the delivery to the Trustee of (1) an amendment to the Letters of Credit which extends the Expiration Date to a date that is not earlier than six months from its then current Expiration Date and that follows an Interest Payment Date by not less than two Business Days and not more than 15 calendar days or (2) Alternate Letters of Credit issued by a national banking association, a bank, a trust company or other financial institution or credit provider, which shall have terms which are the same in all material respects (except Expiration Date and except any changes pursuant to this Indenture with respect to interest or premium coverage in connection with a concurrent interest rate reset or conversion) as the current Letters of Credit and which shall have an Expiration Date that is not earlier than one year from the Expiration Date of the Letters of Credit then in effect and that follows an Interest Payment Date by not less than two Business Days and not more than 15 calendar days. The Company shall be deemed to have provided for such amendment extending the Letters of Credit or for such Alternate Letters of Credit if the Company shall have delivered to the Trustee, in form satisfactory to the Trustee, a commitment from the LC Issuers or the proposed provider of the Alternate Letters of Credit to deliver such amendment or Alternate Letters of Credit on or before the Interest Payment Date next preceding the current

Expiration Date of the Letters of Credit; provided that if such amendment or Alternate Letters of Credit are not delivered to the Trustee on or before such Interest Payment Date, an Event of Default shall be deemed to have occurred under Subsection 7.01(h). Any such amended Letters of Credit or Alternate
Letters of Credit shall provide for drawings to pay up to (i) while the Bonds are in the Weekly Mode, an amount equal to the principal amount of the outstanding Bonds, plus 43 days interest thereon computed at the Maximum Rate, and (ii) from and after the Conversion Date, an amount equal to the principal amount of the outstanding Bonds, plus 210 days interest thereon at the applicable Term Rate based on a 360-day year. The institution issuing the Alternate Letters of Credit must be such as to maintain a rating on the Bonds equal to or higher than the then current rating on the Bonds given by the Rating Agencies, and the Trustee shall have received no later than 45 days (or such shorter period as shall be acceptable to the Trustee) prior to the Interest Payment Date next preceding the Expiration Date written notice from each Rating Agency then rating the Bonds that the issuance of the Alternate Letters of Credit and substitution thereof for the then current Letters of Credit will result in a rating on the Bonds equal to or higher than the then current rating on the Bonds. The Trustee shall not accept Alternate Letters of Credit under this Subsection unless there shall have been delivered to the Trustee an opinion of counsel to the Agent satisfactory to the Trustee with respect to the validity, binding effect and enforceability of such Alternate Letters of Credit. If the Letters of Credit are so extended or if Alternate Letters of Credit complying with the requirements of this Subsection are so provided, the mandatory purchase pursuant to Section 4.02(a)(ii) shall not occur. Unless all of the conditions of this Subsection which are required to be met 45 days (or such shorter period as shall be acceptable to the Trustee) preceding the Interest Payment Date next preceding the Expiration Date of the Letters of Credit have been satisfied, the Trustee shall take all action necessary to call the Bonds for mandatory purchase pursuant to Section 4.02(a)(ii) on the Interest Payment Date next preceding such Expiration Date; provided that if the Company shall have notified the Trustee in writing that it expects to meet all the conditions for the delivery of an amendment extending the existing Letters of Credit, or the delivery of Alternate Letters of Credit from a bank identified in such notice, meeting all of the requirements of this Subsection on or before the Interest Payment Date next preceding the Expiration Date of the existing Letters of Credit, then the notice of mandatory purchase pursuant to Section 4.02(a)(ii) shall state that it is subject to rescission, and the Trustee shall rescind such notice, if such conditions are so met (in which case such mandatory redemption or mandatory purchase shall not occur). The provisions of this Subsection with respect to the substitution of Alternate Letters of Credit in the event that the Expiration Date of the Letters of Credit is not extended shall apply equally to the substitution of any Alternate Letters of Credit in the event that the Expiration Date of an existing Alternate Letter of Credit is not extended.

                  (c) Other Replacement. The delivery of Alternate Letters of Credit in anticipation of the expiration of current Letters of Credit shall be governed by Subsection 5.08(b). Otherwise, if at any time the Company shall provide for the delivery to the Trustee of (1) Alternate Letters of Credit which shall have terms which are the same in all material respects (except as to Expiration Date and except any changes pursuant to this Indenture with respect to interest or premium coverage in connection with a concurrent interest rate reset or conversion) as the current Letters of Credit, which shall have an Expiration Date that is not less than one year from the date of their delivery and not sooner than the Expiration Date of the current Letters of Credit then in effect and that follows an Interest Payment Date by not less than two Business

Days and not more than 15 calendar days and which shall be issued by a national banking association, a bank, a trust company or other financial institution or credit provider satisfying the requirements of Subsection 5.08(b), and (2) an opinion of counsel to the proposed issuer satisfactory to the Trustee with respect to the validity, binding effect and enforceability of such Alternate Letters of Credit, and if the requirements set forth in this Subsection are met, then the Trustee shall accept such Alternate Letters of Credit and promptly surrender for cancellation the previously held Letters of Credit to the issuer thereof in accordance with the terms of such Letters of Credit. Any Alternate Letters of Credit shall provide for drawings to pay up to (i) while the Bonds are in the Weekly Mode, an amount equal to the principal amount of the outstanding Bonds, plus 43 days interest thereon computed at the Maximum Rate based on a 365-day year, and (ii) while the Bonds are in the Term Mode, an amount equal to the principal amount of the outstanding Bonds, plus 210 days interest thereon at the Term Rate based on a 360-day year. The institutions issuing the Alternate Letters of Credit must be such as to maintain a rating on the Bonds equal to or higher than the then current rating on the Bonds given by the Rating Agencies. The replacement of the Letters of Credit by the Alternate Letters of Credit must not, by itself, adversely affect the current rating or ratings on the Bonds, and the absence of such an adverse effect shall be evidenced in writing by the Rating Agencies to the Trustee prior to such replacement.

                  (d) Notice to Holders. While the Bonds are in the Weekly Mode, the Trustee shall give notice to the Holders, in the name of the Issuer, of the proposed replacement of the current Letters of Credit with Alternate Letters of Credit, which notice shall specify (i) the proposed replacement date and (ii) the last dates prior to such proposed replacement on which Bondholder Tender Notices must be delivered and Bonds must be delivered (if not held in book-entry form) for the purchase of Bonds pursuant to Section 4.01 and the places where such Bondholder Tender Notices and Bonds must be delivered for such purchase. Such notice shall be given by first class mail, postage prepaid, not less than 30 days prior to the Interest Payment Date next preceding the proposed replacement date.

                  (e) Reduction. In each case that Bonds are redeemed or deemed to have been paid pursuant to Section 10.01, the Trustee shall take such action as may be permitted under the Letters of Credit to reduce the amount available thereunder to an amount equal to the principal amount of the outstanding Bonds, plus (i) while the Bonds are in the Weekly Mode, 43 days interest on such principal amount computed at the Maximum Rate based on a 365-day year, and (ii) while the Bonds are in the Term Mode, 210 days interest on such principal amount computed at a rate not less than the applicable Term Rate based on a 360-day year; provided that such action by the Trustee shall not be required if the Letters of Credit so reduce automatically pursuant to their terms.

                  (f) Substitution by Agent. Upon reduction of the amount available under the Letters of Credit pursuant to the terms of the Letters of Credit and Subsection 5.08(e) as a result of redemption of Bonds, the LC Issuers shall have the right, at their option, to require the Trustee to promptly surrender the outstanding Letters of Credit to the LC Issuers and to accept in substitution therefor substitute Letters of Credit in the same form, dated the date of such substitution, for an amount equal to the amount available under the Letters of Credit as so reduced, but otherwise having terms identical to the then outstanding Letters of Credit.

                  (g) Other Credit Enhancement; No Credit Enhancement. After a mandatory purchase of the Bonds pursuant to Section 4.02(a)(ii) or (iii), nothing in this Section shall limit the Company's right to provide other credit enhancement (such as a letter of credit not meeting the requirements of this Section or bond insurance) or no credit enhancement as security for the Bonds; provided that any such credit enhancement shall have administrative provisions reasonably satisfactory to the Trustee.

         Section 5.09. Opening of Funds and Accounts. The Trustee shall not be obligated to open or maintain any fund or account hereunder if at such time no moneys are on deposit or to be deposited therein.

                               (End of Article V)

                                   ARTICLE VI

                         COVENANTS AND REPRESENTATIONS
                                   OF ISSUER


         Section 6.01. Payment of Principal, Premium, if any, and Interest. The Issuer covenants that it will promptly pay or cause to be paid the principal of, and premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates, and in the manner provided herein and in said Bonds according to the true intent and meaning thereof, but solely from the amounts pledged therefor which are from time to time held by the Trustee in the Bond Fund. The principal of, and premium, if any, and interest on the Bonds are payable from the amounts to be paid under the Lease and otherwise as provided herein and in the Lease, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and nothing in the Bonds or in this Indenture shall be construed as pledging any other funds or assets of the Issuer. The Issuer shall not in any event be liable for the payment of the principal of, or premium, if any, or interest on any of the Bonds or for the performance of any pledge, obligation or agreement undertaken by the Issuer except to the extent that the moneys pledged herein are sufficient therefor.

         Section 6.02. No Further Assignment of Revenues. The Issuer will not assign the Revenues or create any debt, lien or charge thereon, other than the assignment thereof under this Indenture and the assignment to the Agent under the Mortgages, the Assignments of Rents and the Master Assignment.

         Section 6.03. Recording and Filing. The Company has agreed pursuant to the Lease that it will cause all financing statements related to this Indenture and all supplements hereto to be recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of the Holders of the Bonds and the Agent and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture. The Trustee shall be entitled to rely conclusively upon an opinion of counsel reasonably satisfactory to it as to any of the matters set forth in this
Section 6.03.

         SECTION 6.04. [Intentionally Omitted]

         Section 6.05. Further Assurances. Except to the extent otherwise provided in this Indenture, the Issuer shall, from time to time, execute and deliver such further instruments and take such further action as the Trustee may reasonably require to carry out the purposes of this Indenture.

         Section 6.06. Observance and Performance of Agreements. The Issuer will observe and perform faithfully at all times covenants, agreements, authority, actions, undertakings, stipulations and provisions to be observed or performed on its part under the Lease, this Indenture and the Bonds, and under all proceedings of the Issuer pertaining thereto.

         Section 6.07. Representations and Warranties. The Issuer represents and warrants that:and Warranties

                  (a) It is duly authorized to issue the Bonds, to execute and deliver this Indenture and the Lease and to provide the security for payment of the Debt Service in the manner and to the extent set forth in this Indenture.

                  (b) All actions required on its part to be performed for the issuance, sale and delivery of the Bonds and for the execution and delivery of this Indenture and the Lease have been or will be taken duly and effectively.

                  (c) The Bonds will be valid and binding limited obligations of the Issuer according to their terms.

                               (End of Article VI)

                                   ARTICLE VII

DEFAULT AND REMEDIES


         Section 7.01. Defaults; Events of Default. The occurrence of any of the following events is defined as and declared to be and to constitute an Event of Default hereunder:

                  (a) Failure to pay the principal of or any premium on any Bond when such principal or premium shall become due and payable, whether at stated maturity, by redemption, by acceleration or otherwise;

                  (b)      Failure to pay any interest on any Bond when due;

                  (c) Failure to pay the purchase price due to the Holder of any Bond who has tendered such Bond for purchase pursuant to Article IV when such purchase price shall have become due and payable;

                  (d) Failure by the Issuer to observe or perform any other covenant, agreement or obligation on its part to be observed or performed and which is contained in this Indenture or in the Bonds, which failure shall have continued for a period of 90 days after written notice, by registered or certified mail, to the Issuer, the Agent and the Company specifying the failure and requiring that it be remedied, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Holders of not less than 25% in aggregate principal amount of Bonds outstanding;

                  (e) The occurrence and continuance of an Event of Default as defined in Section 17.1 of the Lease;

                  (f) Receipt by the Trustee of a written notice from the Agent stating that an Event of Default has occurred under the Reimbursement Agreement and directing the Trustee to call the Bonds for mandatory purchase or to declare the principal of the outstanding Bonds immediately due and payable;

                  (g) Receipt by the Trustee of a written notice from the Agent, prior to the sixth day (or, if such sixth day is not a Business Day, the next preceding Business Day) following payment of a drawing under any Letter of Credit for interest on Bonds which remain outstanding after the application of the proceeds of such drawing, stating that such Letter of Credit will not be reinstated with respect to such interest;

                  (h) Failure by the Company to cause an amendment extending the Expiration Date of the current Letters of Credit or Alternate Letters of Credit to be delivered to the Trustee pursuant to Subsection 5.08(b) on or before the Interest Payment Date next preceding such Expiration Date, unless the Bonds have been called for mandatory redemption or mandatory purchase on such Interest Payment Date pursuant to Section 4.02(a)(ii);

                  (i) The occurrence of an Act of Bankruptcy of an LC Issuer; or

                  (j) The Issuer becomes insolvent or fails, or admits in writing its inability, to pay its debts as they mature or applies for, consents to, or acquiesces in the appointment of a trustee, receiver or custodian for the Issuer or a substantial part of its property; or in the absence of such application, consent or acquiescence, a trustee, receiver or custodian is appointed for the Issuer or a substantial part of its property and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, moratorium or any case or proceeding under bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or, if permitted by law, against the Issuer and, if instituted against the Issuer, is consented to or acquiesced in by the Issuer or is not dismissed within sixty
(60) days, or if an "order for relief" is entered at any time in any such case under the Bankruptcy Code.

         The term "default" or "failure" as used in this Article means a default or failure by the Issuer in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed contained in this Indenture or in the Bonds or a default or failure by the Company under the Lease, exclusive of any period of grace or notice required to constitute an Event of Default as provided above or in the Lease.

                  Section 7.02. Notice of Default. If an Event of Default shall occur, the Trustee shall give written notice of the Event of Default (other than an Event of Default described in Section 7.01(j), as to which no notice is required) to the Issuer, the Company, the Agent, the Indexing Agent and the Remarketing Agent within five (5) days after the Trustee acquires actual knowledge of the Event of Default. If an Event of Default occurs of which the Trustee has notice pursuant to this Indenture, the Trustee shall give written notice thereof, within 30 days after the Trustee's receipt of notice of its occurrence, to the Holders of all Bonds outstanding as shown by the Register at the close of business 15 days prior to the mailing of that notice; provided that except in the case of a default in the payment of the principal of or any premium or interest on any Bond or the purchase price of Bonds tendered for purchase pursuant to Section 4.01 or 4.02, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of notice to the Holders is in the best interests of the Holders.

                  SECTION 7.03. Acceleration

                  (a) Upon the occurrence of any Event of Default under Subsection 7.01(d), (e) or (f), the Trustee shall, upon the written direction of the Agent, declare, by a notice in writing delivered to the Issuer and the Company, the principal of all Bonds outstanding (if not then already due and payable), together with interest accrued thereon, to be due and payable immediately; provided that, if the Bonds are in the Weekly Mode, the Agent may, at its option, but subject to the following provisions of this paragraph, direct the Trustee in writing to call (in which case the Trustee shall call) the Bonds for mandatory purchase pursuant to Section 4.02(a)(iii) on a Business Day stipulated by the Agent in such direction, which Business Day shall not be earlier than 5 Business Days (or such shorter period as shall be acceptable to the Trustee) after the date the Trustee receives such direction. Irrespective of whether an Event of Default has occurred under Section 7.01(d), (e) or (f) for which the Agent has directed the Trustee to call the Bonds for mandatory purchase, upon the occurrence of an Event of Default under Subsection 7.01(g) or
(h), the Trustee shall, and upon the occurrence of an Event of Default under Subsection 7.01(a), (b), (c) or (i) the Trustee may, declare the principal of all Bonds outstanding (if not then already due and payable) of the Series of Bonds to which such Event of Default pertains, and the interest accrued thereon, to be due and payable immediately, such declaration to be made by a notice in writing delivered to the Issuer, the Holder and the Company. Upon any declaration that the principal of and interest on the Bonds are due and payable immediately, such principal and interest shall become and be due and payable immediately.

                  (b) Written notice of any such declaration shall be given concurrently to the Agent, the Indexing Agent and the Remarketing Agent. The Trustee immediately upon such declaration shall give notice thereof in the same manner as provided in Section 3.04 with respect to redemption of the Bonds, except that there shall be no minimum period of notice prior to the date of payment. Such notice shall specify the date on which payment of principal and interest shall be tendered to the Holders of the Bonds.

                  (c) Upon any such declaration hereunder, the Trustee shall (i) immediately draw upon the Letters of Credit to the full extent permitted by the terms thereof (such drawing to provide for payment by the LC Issuers to be due at the earliest time which the Trustee may require under the Letters of Credit and in no case later than the Business Day following the date of declaration of acceleration and to include amounts in respect of interest accruing on the Bonds through the date payment of such drawing by the LC Issuers is due) and (ii) immediately exercise such rights as it may have under the Lease to declare all payments thereunder to be immediately due and payable. Upon receipt by the Trustee of payment of the full amount drawn on the Letters of Credit and provided sufficient moneys are available in the Bond Fund to pay pursuant to
Section 5.04 all sums due on the Bonds, (A) interest on the Bonds shall cease to accrue as provided in Section 10.03 and (B) the Agent shall succeed to and be subrogated to the right, title and interest of the Trustee and the Holders in and to all funds held under this Indenture (except any funds held in the Bond Fund or any account with respect to Undelivered Bonds which are identified for the payment of the Bonds or of the purchase price of Undelivered Bonds) and any other security held for the payment of the Bonds, all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Lease or this Indenture, shall be assigned by the Trustee to the Agent.

                  (d) If, after the principal of the Bonds has been so declared to be due and payable, all arrears of principal of and interest on the Bonds outstanding are paid in full, and the Issuer and the Company also perform all other things in respect of which either of them may have been in default hereunder, under the Lease or under the Reimbursement Agreement and pay the reasonable charges of the Trustee and the Holders, including reasonable attorney's fees, then, and in every such case, the Trustee or the Holders of a majority in principal amount of the Bonds then outstanding, by notice to the Issuer and the Company (and to the Holders or the Trustee, as the case may be), may annul such declaration and its consequences, and such annulment shall be binding upon the Trustee and all Holders; provided that there shall be no annulment of any declaration resulting from (i) any Event of Default specified in Subsection 7.01(f) or (g) during the Agent Consent Period, without the prior written consent of the Agent or (ii) any Event of Default which has resulted in a drawing under the Letters of Credit unless the Trustee has received written notice from the LC Issuers that the Letters of Credit have been reinstated (A) while the Bonds are in the Weekly Mode, to an amount equal to the principal amount of the Bonds outstanding, plus 43 days interest thereon at the Maximum Rate, and (B) while the Bonds are in a Term Mode, to an amount equal to the principal amount of the Bonds outstanding, plus 210 days interest thereon at a rate not less than the current Term Rate. No annulment shall extend to or affect any subsequent Event of Default or shall impair any rights consequent thereon.

                  SECTION 7.04. Other Remedies; Rights of Holders

                  (a) With or without taking action under Section 7.03, upon the occurrence and continuance of an Event of Default, the Trustee may pursue any available remedy to enforce the payment of Debt Service or the observance and performance of any other covenant, agreement or obligation under this Indenture, the Lease, the Letters of Credit, the other Security Documents or any other instrument providing security, directly or indirectly, for the Bonds.

                  (b) If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of Holders of a majority in principal amount of all Bonds outstanding and receipt of indemnity to its satisfaction shall, in its own name:

                      (i) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Holders, including the right to require the Issuer to enforce any rights under the Lease and to require the Issuer to carry out any other provisions of this Indenture for the benefit of the Holders;

                      (ii) Bring suit upon the Bonds;

                      (iii) By action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Holders; and

                      (iv) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Holders.

                  (c) If an Event of Default under Subsection 7.01(e) occurs and is continuing, the Trustee in its discretion may, and upon the written request of Holders of a majority in principal amount of all Bonds outstanding or of the Agent and receipt of indemnity to its satisfaction shall, enforce each and every right granted to it as assignee of the Lease.

                  (d) No remedy conferred upon or reserved to the Trustee (or to the Holders) by this Indenture is intended to be exclusive of any other remedy. Each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or otherwise to the Trustee or to the Holders now or hereafter existing.

                  (e) No delay in exercising or omission to exercise any remedy, right or power accruing upon any default or Event of Default shall impair that remedy, right or power or shall be construed to be a waiver of any default or Event of Default or acquiescence therein. Every remedy, right and power may be exercised from time to time and as often as may be deemed to be expedient.

                  (f) No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any remedy, right or power consequent thereon.

                  (g) As the grantee of a security interest in the Lease (except for the Reserved Rights), the Trustee is empowered to enforce each remedy, right and power granted to the Issuer under the Lease. In exercising any remedy, right or power thereunder or hereunder, the Trustee shall take any action which would best serve the interests of the Holders in the judgment of the Trustee, applying the standards described in Sections 8.01 and 8.02.

         Section 7.05. Right of Holders to Direct Proceedings. The Holders of majority in aggregate principal amount of Bonds Outstanding shall have the right to direct, by an instrument or document in writing executed and delivered to the Trustee, the method and place of conducting all remedial proceedings hereunder;

provided that (i) any direction shall be in accordance with the provisions of law and of this Indenture, (ii) the Trustee shall be indemnified as provided in Sections 8.01 and 8.02, (iii) the Trustee may take any other action which it deems to be proper and which is not inconsistent with the direction, and (iv) during the Agent Consent Period, then the Agent shall have the sole right to give such direction in lieu of such Holders.

         Section 7.06. Application of Moneys. All moneys received by the Trustee pursuant to any drawing made upon the Letters of Credit pursuant to Section 7.03 shall be applied by the Trustee to and only to the payment of principal of or premium, if any, or interest on the Bonds (other than Bonds known by the Trustee to be Company Bonds and Pledged Bonds). After payment of any costs, expenses, liabilities and advances paid, incurred or made by the Trustee in the collection of moneys pursuant to any right given or action taken under the provisions of this Article or the provisions of the Lease or the Letters of Credit (including, without limitation, reasonable attorneys' fees and expenses, except as limited by law or judicial order or decision entered in any action taken under this Article), all moneys so received by the Trustee, shall be applied as follows, subject to Sections 3.05, 5.06 and 5.07:

                  (a) Unless the principal of all of the Bonds shall have become, or shall have been declared to be, due and payable, all of those moneys shall be deposited in the Bond Fund and shall be applied:

                           First  -- To  the  payment  to the  Holders  entitled
                  thereto of all installments of interest then due on the Bonds, in the order of the dates of maturity of the installments of that interest, beginning with the earliest date of maturity and, if the amount available is not sufficient to pay in full any particular installment, then to the payment thereof ratably, according to the amounts due on that installment, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds; and

                           Second  -- To the  payment  to the  Holders  entitled
                  thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity or by redemption, in the order of their due dates, beginning with the earliest due date, with interest on those Bonds from the respective dates upon which they became due at the rates specified in those Bonds, and if the amount available is not sufficient to pay in full all Bonds due on any particular date, together with that interest, then to the payment thereof ratably, according to the amounts of principal due on that date, to the Holders entitled thereto, without any discrimination or privilege.

                  The surplus, if any, remaining after the application of the moneys as set forth above shall to the extent of any unreimbursed drawing under the Letters of Credit, or other obligations owing to the Agent under the Reimbursement Agreement, be paid to the Agent or the LC Issuers, as applicable. Any remaining moneys shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

                  (b) If the principal of all of the Bonds shall have become due or shall have been declared to be due and payable pursuant to this Article, all of those moneys shall be deposited into the Bond Fund and shall be applied to the payment of the principal, premium (if any) and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest, of interest over principal, of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds.

                  (c) If the principal of all of the Bonds shall have been declared to be due and payable pursuant to this Article, and if that declaration thereafter shall have been rescinded and annulled under the provisions of
Section 7.03 or 7.10, subject to the provisions of paragraph (b) of this Section in the event that the principal of all of the Bonds shall become due and payable later, the moneys shall be deposited in the Bond Fund and shall be applied in accordance with the provisions of Article V.

                  (d) Whenever moneys are to be applied pursuant to the provisions of this Section, those moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of moneys available for application and the likelihood of additional moneys becoming available for application in the future. Whenever the Trustee shall direct the application of those moneys, it shall fix the date upon which the application is to be made (and with respect to acceleration such date shall be fixed in accordance with Section 7.03), and upon that date, interest shall cease to accrue on the amounts of principal, if any, to be paid on that date, provided the moneys are available therefor. The Trustee shall give notice of the deposit with it of any moneys and of the fixing of that date, all consistent with the requirements of Section 2.08 for the establishment of, and for giving notice with respect to, a Special Record Date for the payment of overdue interest. Except as otherwise provided in Section 2.13, the Trustee shall not be required to make payment of principal of and any premium on a Bond to the Holder thereof, until the Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if it is paid fully.

         Section 7.07. Remedies Vested in Trustee. All rights of action (including without limitation, the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto. Any suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining any Holders as plaintiffs or defendants. Any recovery of judgment shall be for the benefit of the Agent and the Holders of the outstanding Bonds, subject to the provisions of this Indenture.

         SECTION 7.08. Rights and Remedies of Holders

                  (a) A Holder shall not have any right to institute any suit, action or proceeding for the enforcement of this Indenture, for the execution of any trust hereof, or for the exercise of any other remedy hereunder, unless:

                      (i) there has occurred and is continuing an Event of Default of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which it is deemed to have notice under that Subsection,

                      (ii) the Holders of at least a majority in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to proceed to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name, and shall have offered indemnity to the Trustee as provided in Sections 8.01 and 8.02, and

                      (iii) the Trustee thereafter shall have failed or refused to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name.

                  (b) At the option of the Trustee, such notification (or notice), request, opportunity and offer of indemnity are conditions precedent in every case, to the institution of any suit, action or proceeding described above.

                  (c) No one or more Holders shall have any right to affect, disturb or prejudice in any manner whatsoever the security or benefit of this Indenture by its or their action, or to enforce, except in the manner provided herein, any remedy, right or power hereunder. Any suit, action or proceedings shall be instituted, had and maintained in the manner provided herein for the benefit of the Holders of all Bonds outstanding. Notwithstanding the foregoing provisions of this Section or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective Holders thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such Holders to enforce such payment; provided that no Holder shall have a right to draw upon the Letters of Credit.

         Section 7.09. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any remedy, right or power under this Indenture in any suit, action or proceeding, and the suit, action or proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, the Issuer, the Trustee, the Agent and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as if no suit, action or proceeding had been taken.

         Section 7.10. Waivers of Events of Default. Except as hereinafter provided, at any time, in its discretion, the Trustee, but only with the express prior consent of the Agent, may (and, upon the written request of the Holders of a majority in aggregate principal amount of all Bonds outstanding, shall) waive any Event of Default hereunder and its consequences and annul any corresponding acceleration of maturity of principal of the Bonds. There shall not be so waived, however, any Event of Default described in Subsection 7.01(a), (b), (c),
(f), (g) or (h) nor shall any acceleration in connection therewith be annulled, except with written consent of the Agent (and, in the case of an Event of Default under Subsection 7.01(g) only, with written notice from the LC Issuers to the Trustee that the Letters of Credit have been reinstated to their full stated amounts) and unless at the time of that waiver or annulment payments of the amounts and satisfaction of the other conditions provided in Section 7.03 for annulment have been made or provision has been made therefor. No waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         Section 7.11. Trustee's Right to Appointment of Receiver. The Trustee shall be entitled as of right to the appointment of a receiver.

         Section 7.12. Trustee's Obligation to Agent Upon Payment of All Amounts Due Holders. Once the principal of and premium, if any, and interest on all Bonds issued hereunder have been paid, or provision has been made pursuant to
Article X for payment of the same and any purchase price of Bonds that is payable pursuant to Article IV, together with the compensation and expenses of the Trustee and all other sums payable hereunder by the Issuer or the Company, the Trustee's sole obligation hereunder shall be to assign promptly and turn over to the Agent, as successor, subrogee or otherwise, (i) all of the Trustee's right, title and interest under this Indenture, (ii) all balances held hereunder not required for the payment of the Bonds and such other obligations and (iii) the Trustee's right, title and interest in, to and under the Lease.

         Section 7.13. Agent's Right to Control Proceedings. Notwithstanding any of the provisions contained in this Indenture, during the Agent Consent Period, all rights and remedies granted to the Trustee under this Article VII (excepting rights and remedies with respect to the payment of fees, expenses or indemnity to the Trustee), and all elective rights of the Holders to direct the Trustee to exercise any such rights or remedies, shall be exercised and exercisable solely by the Agent by written notice to the Trustee, the Issuer, the Indexing Agent and the Remarketing Agent.

                              (End of Article VII)

                                  ARTICLE VIII

                 TRUSTEE, REMARKETING AGENT AND INDEXING AGENT


         SECTION 8.01. Trustee's Acceptance and Responsibilities

                  (a) The Trustee accepts the trusts imposed upon it by this Indenture, and agrees to observe and perform those trusts, but only upon and subject to the terms and conditions set forth in this Article, to all of which the parties hereto and the Holders agree. In its capacity as Trustee hereunder, the Trustee shall authenticate the Bonds and shall act as Bond registrar, transfer agent, tender agent and paying agent, all as provided herein.

                  (b) Prior to the occurrence of a default or an Event of Default of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which by that Subsection the Trustee is deemed to have notice, and after the cure or waiver of all defaults or Events of Default which may have occurred,

                      (i) the Trustee undertakes to perform only those duties and obligations which are set forth specifically in this Indenture, and no duties or obligations shall be implied to the Trustee; and

                      (ii) in the absence of bad faith on its part, the Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are required specifically to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (c) In case a default or an Event of Default has occurred and is continuing hereunder (of which the Trustee has been notified, or is deemed to have notice), the Trustee shall exercise those rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of its own affairs.

                  (d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that

                      (i) this Subsection shall not be construed to affect the limitation of the Trustee's duties and obligations provided in Subsection 8.01(b)(i) or the Trustee's right to rely on the truth of statements and the correctness of opinions as provided in Subsection 8.01(b)(ii);

                      (ii) the Trustee shall not be liable for any error of judgment made in good faith by any one of its officers, unless it shall be established that the Trustee was grossly negligent in ascertaining the pertinent facts;

                      (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Bonds then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                      (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided that this clause (iv) shall not relieve the Trustee of its duties to take actions required to be taken under
Section 7.03 and with respect to drawings to be made under the Letters of Credit and making payments on the Bonds when due.

                  (e) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (f) The Trustee accepts and agrees to perform any and all duties which are imposed upon the Trustee under the Representation Letter.

         Section 8.02. Certain Rights and Obligations of Trustee. Except as otherwise provided in Section 8.01:ligations of Trustee

                  (a) The Trustee (i) may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees (but shall be answerable therefor only in accordance with the standard specified above), (ii) shall be entitled to the advice of counsel concerning all matters of trusts hereof and duties hereunder, and (iii) may pay reasonable compensation in all cases to all of those attorneys, agents, receivers and employees reasonably employed by it in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company) approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action taken or omitted to be taken in good faith in reliance upon that opinion or advice.

                  (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for (i) any recital in this Indenture or in the Bonds, (ii) the validity, priority, recording, rerecording, filing or refiling of this Indenture or any Supplemental Indenture, (iii) any instrument or document of further assurance or collateral assignment, (iv) any financing statements, amendments thereto or continuation statements, (v) the validity of the execution by the Issuer of this Indenture, any Supplemental Indenture or instruments or documents of further assurance, (vi) the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, (vii) the value of or title to the Leased Property, or insurance of the Leased Property or collection of insurance moneys, or (viii) the maintenance of the security hereof. The Trustee shall not be bound to ascertain or inquire as to the observance or performance of any covenants, agreements or obligations on the part of the Issuer or the Company under the Lease except as set forth hereinafter; but the Trustee may require of the Issuer or the Company full information and advice as to the observance or performance of those covenants, agreements and obligations. Except as otherwise provided in Section 7.04, the Trustee shall have no obligation to observe or perform any of the duties of the Issuer under the Lease.

                  (c) The Trustee shall not be accountable for the application by the Company or any other Person of the proceeds of any Bonds authenticated or delivered hereunder.

                  (d) The Trustee may, in the absence of bad faith or gross negligence on its part, act upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who is the Holder of any Bonds at the time of making the request or giving the authority or consent, shall be conclusive and binding upon all future Holders of the same Bond and of Bonds issued in exchange therefor or in place thereof.

                  (e) As to the existence or nonexistence of any fact for which the Issuer, the Agent or the Company may be responsible or as to the sufficiency or validity of any instrument, document, report, paper or proceeding, the Trustee, in the absence of bad faith or gross negligence on its part, shall be entitled to rely upon a certificate signed on behalf of the Issuer, the Agent or the Company by an Authorized Representative or authorized officer thereof, as applicable, as sufficient evidence of the facts recited therein. Prior to the occurrence of a default or Event of Default hereunder of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which by that Subsection the Trustee is deemed to have notice, the Trustee may accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient; provided that the Trustee in its discretion may require and obtain any further evidence which it deems to be necessary or advisable; and provided further that the Trustee shall not be bound to secure any further evidence. The Trustee may accept a certificate of the officer, or an assistant thereto, having charge of the appropriate records, to the effect that a resolution has been adopted by the Issuer in the form recited in that certificate, as conclusive evidence that the resolution has been duly adopted and is in full force and effect.

                  (f) The Trustee shall not be required to take notice, and shall not be deemed to have notice, of any default or Event of Default hereunder, except Events of Default described in Subsections 7.01(a), (b), (c),
(f), (g) and (h), unless the Trustee shall be notified specifically of the default or Event of Default in a written instrument or document delivered to it by the Issuer, the Agent or by the Holders of at least 10% of the aggregate principal amount of Bonds outstanding. In the absence of delivery of a notice satisfying those requirements, the Trustee may assume conclusively that there is no default or Event of Default, except as noted above.

                  (g) At any reasonable time, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives (i) may inspect and copy fully all books, papers and records of the Issuer pertaining to the Leased Property and the Bonds, and (ii) may make any memoranda from and in regard thereto as the Trustee may desire.

                  (h) The Trustee shall not be required to give any bond or surety with respect to the execution of these trusts and powers or otherwise in respect of the premises.

                  (i) Notwithstanding anything contained elsewhere in this Indenture to the contrary, the Trustee may demand any showings, certificates, reports, opinions, appraisals and other information, and any corporate action and evidence thereof, in addition to that required by the terms hereof, as a condition to the authentication of any Bonds or the taking of any action whatsoever within the purview of this Indenture, if the Trustee deems it to be desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds or the right of any Person to the taking of any other action by the Trustee; provided that the Trustee shall not be required to make any such demand.

                  (j) Before taking action hereunder pursuant to Section 8.04 or
Article VII (with the exception of any action required to be taken under Section
7.03 and except with respect to drawings made under the Letters of Credit and with respect to payment on the Bonds when due), the Trustee may require that a satisfactory indemnity bond be furnished to it for the reimbursement of all expenses which it may incur and to protect it against all liability by reason of any action so taken, except liability which is adjudicated to have resulted from its gross negligence or willful misconduct; provided that no such bond shall be required from the Issuer. The Trustee may take action without that indemnity, and in that case, the Issuer shall cause the Company to reimburse the Trustee for all of the Trustee's expenses pursuant to Section 8.03. The Trustee shall not be required to expend its own funds for the enforcement of this Indenture, absent such indemnity.

                  (k) Unless otherwise provided herein, all moneys received by the Trustee under this Indenture shall be held in trust for the purposes for which those moneys were received, until those moneys are used, applied or invested as provided herein; provided that those moneys need not be segregated from other moneys, except to the extent required by this Indenture or by law. The Trustee shall not have any liability for interest on any moneys received hereunder, except to the extent expressly provided herein or agreed with the Issuer or the Company.

                  (l) Any resolution of the Issuer, and any opinions, certificates and other instruments and documents for which provision is made in this Indenture, may be accepted by the Trustee, in the absence of bad faith on its part, as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

                  (m) The Trustee may construe any ambiguous or inconsistent provisions of this Indenture in such manner as it deems reasonable, and any such construction of such provisions by the Trustee shall be binding upon the Issuer, the Company, the Agent and the Holders.

                  (n) The permissive right of the Trustee to do any thing under this Indenture shall not be construed as a duty.

                  (o) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (p) The Trustee shall not be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Company, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or, to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made.

                  (q) The Trustee shall not be personally liable for any claims by or on behalf of any person, firm, corporation or other legal entity arising from the conduct or management of, or from any work or thing done on, the Project, and shall have no affirmative duty with respect to compliance of the Project under state or federal laws pertaining to the transport, storage, treatment of disposal of pollutants, contaminants, waste or hazardous materials, or regulations, permits or licenses issued under such laws.

         SECTION 8.03. Fees, Charges and Expenses of Trustee

                  (a) The Trustee shall be entitled to payment or reimbursement by the Company, as provided in the Lease, for reasonable fees for the Ordinary Services of the Trustee and its agents rendered hereunder and for all advances, counsel fees and other Ordinary Expenses reasonably and necessarily paid or incurred by it and its agents in connection with the provision of Ordinary Services. For purposes hereof, fees for Ordinary Services provided for by their respective standard fee schedule shall be considered reasonable. In the event that it should become necessary for any of them to perform Extraordinary Services, they shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary Extraordinary Expenses incurred in connection therewith. The Trustee shall not be entitled to compensation or reimbursement for Extraordinary Services or Extraordinary Expenses occasioned by its gross negligence or willful misconduct.

                  (b) The fees for the Trustee's Ordinary Services and Ordinary Expenses and Extraordinary Services and Extraordinary Expenses shall be entitled to payment and reimbursement only from (i) the Project Fund, (ii) payments made by the Company pursuant to the Lease, or (iii) from other moneys available therefor; provided that following the occurrence of an Event of Default the Trustee shall have a first priority lien on all of the Trust Estate, excepting only drawings on the Letters of Credit, for the payment of such fees and expenses. Any amounts payable to the Trustee pursuant to this Section shall be payable upon demand and shall bear interest from five Business Days following the date of demand therefor at the interest rate then in effect for the Bonds. The initial or acceptance fees of the Trustee and the fees, charges and expenses of the Trustee and its agents described above, may be paid by the Trustee from the Project Fund as and when due to the extent that those fees, charges and expenses become due prior to the Final Project Completion Date.

         Section 8.04. Intervention by Trustee. The Trustee may intervene on behalf of the Holders, and shall intervene if requested to do so in writing by the Holders of at least 25% of the aggregate principal amount of Bonds outstanding, in any judicial proceeding to which the Issuer or the Company is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Holders of the Bonds, provided, however, that at all times during the Agent Consent Period, the Trustee shall take such actions as, and only as, directed by the Agent in writing. The rights and obligations of the Trustee under this Section are subject to the approval of that intervention by a court of competent jurisdiction. The Trustee may require that a satisfactory indemnity bond be provided to it in accordance with Sections 8.01 and 8.02 before it takes action hereunder.

         SECTION 8.05. Successor Trustee

                  (a)      Anything herein to the contrary notwithstanding:

                      (i) any corporation or association (A) into which the Trustee may be converted or merged, (B) with which the Trustee or any successor to it may be consolidated, or (C) to which the Trustee may sell or transfer its assets and trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, ipso facto, shall be and become successor
Trustee hereunder and shall be vested with all of the title to the whole property or trust estate hereunder; and

                      (ii) that corporation or association, as successor Trustee, shall be vested further, as was its predecessor, with each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee, without the execution or filing of any instrument or document or any further act on the part of any of the parties hereto.

                  (b) Any successor Trustee, however, (i) shall be a trust company or a bank having the powers of a trust company, (ii) shall be in good standing within the State of Georgia, (iii) shall be duly authorized to exercise trust powers within the State of Georgia, and (iv) shall have a reported capital and surplus of not less than $50,000,000 and a rating assigned to its long-term unsecured debt by Moody's Investors Service, Inc. at least equal to "Baa3" (if the Bonds are then rated by Moody's Investors Service, Inc.) and by Standard & Poor's Corporation at least equal to "BBB-" (if the Bonds are then rated by Standard & Poor's Corporation) unless the Issuer receives written confirmation from the respective Rating Agencies that the appointment of a particular successor trustee not meeting such rating requirement will not result in a reduction or withdrawal of its rating of the Bonds.

         Section 8.06. Resignation of Trustee. The Trustee may resign at any time from the trusts created hereby by giving written notice of the resignation to the Issuer, the Company, the Agent, the Indexing Agent and the Remarketing Agent and by mailing written notice of the resignation to the Holders as their names and addresses appear on the Register at the close of business 15 days prior to the mailing. The resignation shall take effect only upon the appointment of a successor Trustee.

         SECTION 8.07. Removal of Trustee

                  (a) The Trustee may be removed at any time by an instrument or document or concurrent instruments or documents delivered to the Trustee at least five Business Days prior to the date of removal, with copies thereof mailed to the Issuer, the Company, the Agent, the Indexing Agent and the Remarketing Agent, and signed by or on behalf of the Holders of not less than a majority in aggregate principal amount of the Bonds outstanding.

                  (b) The Trustee also may be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Issuer or the Holders of not less than 25% in aggregate principal amount of the Bonds outstanding.

                  (c) The removal of the Trustee pursuant to this Section shall take effect only upon the appointment of a successor Trustee.

         SECTION 8.08. Appointment of Successor Trustee

                  (a) If (i) the Trustee shall resign, shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (ii) the Trustee shall be taken under the control of any public agency, or (iii) a receiver shall be appointed for the Trustee by a court, then a successor Trustee shall be appointed by the Issuer, with the written consent of the Company and the Agent; provided that if a successor Trustee is not so appointed within 10 days after (A) a notice of resignation or an instrument or document of removal is received by the Issuer, as provided in Sections 8.06 and 8.07, respectively, or (B) the Trustee is dissolved, taken under control, becomes otherwise incapable of acting or a receiver is appointed, in each case, as provided above, then, so long as the Issuer shall not have appointed a successor Trustee, the Holders of a majority in aggregate principal amount of Bonds outstanding may designate a successor Trustee by an instrument or document or concurrent instruments or documents in writing signed by or on behalf of those Holders. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section, the Holder of any Bond outstanding or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

                  (b) Every successor Trustee appointed pursuant to this Section
(i) shall be a trust  company or a bank  having  the powers of a trust  company,
(ii) shall be in good standing within the State of New York, (iii) shall be duly authorized to exercise trust powers within the State of New York, (iv) shall have a reported capital and surplus of not less than $50,000,000 and a rating assigned to its long-term unsecured debt by Moody's Investors Service, Inc. at least equal to "Baa3" (if the Bonds are then rated by Moody's Investors Service, Inc.) and by Standard & Poor's Corporation at least equal to "BBB-" (if the Bonds are then rated by Standard & Poor's Corporation) unless the Issuer receives written confirmation from the Rating Agencies that the appointment of a particular successor trustee not meeting such rating requirement will not result in a reduction or withdrawal of its rating of the Bonds, and (vi) shall be willing to accept the trusteeship under the terms and conditions of this Indenture.

                  (c) Every successor Trustee appointed hereunder shall execute and acknowledge, and shall deliver to its predecessor, the Issuer, the Company, the Agent, the Indexing Agent and the Remarketing Agent, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the trusts, properties, claims, demands, causes of action, immunities, estates, titles, interests and liens of its predecessor. Upon the written request of its successor, the Issuer, the Company, the Agent, the Indexing Agent or the Remarketing Agent, the predecessor Trustee (i) shall execute and deliver an instrument or document transferring to its successor all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the predecessor Trustee hereunder, and (ii) shall take any other action necessary to duly assign, transfer and deliver to its successor all property (including, without limitation, all securities and moneys and the Letters of Credit) held by it as Trustee. Should any instrument or document in writing from the Issuer be requested by any successor Trustee for vesting and conveying more fully and certainly in and to that successor the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens vested or conveyed or intended to be vested or conveyed hereby in or to the predecessor Trustee, the Issuer shall execute, acknowledge and deliver that instrument or document.

                  (d) In the event of a change in the Trustee, the predecessor Trustee shall cease to be custodian of any moneys which it may hold pursuant to this Indenture and shall cease to be Bond registrar, transfer agent, tender agent, authenticating agent and paying agent for the Bonds. The successor Trustee shall become custodian for moneys held under this Indenture and Bond registrar, transfer agent, tender agent, authenticating agent and paying agent as and to the extent provided herein.

         Section 8.09. Adoption of Authentication. In case any of the Bonds shall have been authenticated, but shall not have been delivered, any successor Trustee may adopt the certificate of authentication of any predecessor Trustee and may deliver those Bonds so authenticated as provided herein. In case any Bonds shall not have been authenticated, any successor Trustee may authenticate those Bonds either in the name of any predecessor or in its own name. In all cases, the certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the predecessor Trustee.

         SECTION 8.10. Designation and Succession of Authenticating Agent, Bond Registrar, Transfer Agent and Paying Agent

                  (a) The Trustee may, with the consent of the Issuer, appoint an agent or agents, with power to act on the Trustee's behalf and subject to the Trustee's direction in the authentication, registration, transfer and exchange and tender of Bonds and payment of Debt Service under the provisions of this Indenture; provided that any tender agent or paying agent so appointed shall have and maintain a rating assigned to its long-term unsecured debt by Moody's Investors Service, Inc. at least equal to "Baa3" (if the Bonds are then rated by Moody's Investors Service, Inc.) and by Standard & Poor's Corporation at least equal to "BBB-" (if the Bonds are then rated by Standard & Poor's Corporation) unless the Issuer receives written confirmation from the Rating Agencies that the appointment of a tender agent or paying agent not meeting such rating requirement will not result in a reduction or withdrawal of its rating of the Bonds; and provided further, however, that the Trustee may serve as tender agent, paying agent or any other such agent pursuant to this Indenture. For all purposes of this Indenture, the authentication, registration and delivery of Bonds by any such agent pursuant to this Section shall be deemed to be authentication, registration and delivery of those Bonds by the Trustee.

                  (b) Any corporation or association with or into which any such agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any such agent shall be a party, or any corporation or association succeeding to the trust business of any such agent, shall be the successor of that agent hereunder, if that successor corporation or association is otherwise eligible hereunder, without the execution or filing of any paper or any further act on the part of the parties hereto or the such agent or such successor corporation.

                  (c) Any such agent may at any time resign by giving written notice of resignation to the Trustee and to the Issuer, the Company, the Indexing Agent and the Remarketing Agent. The Trustee may at any time terminate the agency of any such agent by giving written notice of termination to such agent and to the Issuer, the Company, the Indexing Agent and the Remarketing Agent. Upon receiving such a notice of resignation or upon such a termination, or in the case at any time any such agent shall cease to be eligible under this Section, the Trustee may appoint a successor agent. The Trustee shall give written notice of appointment of a successor agent to the Issuer, the Company, the Indexing Agent and the Remarketing Agent and shall mail, within 10 days after that appointment, notice thereof to all Holders as their names and addresses appear on the Register on the date of that appointment.

                  (d) The Trustee shall pay to any such agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments as Ordinary Expenses, subject to Section 8.03.

                  (e) The pertinent provisions of Subsections 8.02(b), (c), (d),
(h) and (i) shall be applicable to any such agent.

         Section 8.11. Dealing in Bonds. The Trustee, the Agent, the Indexing Agent and the Remarketing Agent, their respective affiliates, and any directors, officers, employees or agents thereof, in good faith, may become the owners of Bonds secured hereby with the same rights which it or they would have hereunder if the Trustee, the Agent, the Indexing Agent or the Remarketing Agent did not serve in those capacities. The Trustee may serve as, or be affiliated with, the Remarketing Agent, the Indexing Agent or the Agent. The Trustee may also engage in or be interested in any financial or other transaction with the Issuer, the Company or any related party.

         Section 8.12. Representations, Agreements and Covenants of Trustee. The Trustee hereby represents and covenants that it is a national banking association duly organized and validly existing under the laws of the United States of America, in good standing and duly authorized to exercise corporate trust powers in the State of Georgia, that it will take such action, if any, as is necessary to remain in good standing and duly authorized to exercise corporate trust powers in the State of Georgia.

         SECTION 8.13. Appointment of Remarketing Agent

                  (a) The Issuer shall, with the consent of the Company, appoint the Remarketing Agent for the Bonds, subject to the conditions set forth in
Section 8.14. The Remarketing Agent shall designate to the Trustee its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Company, the Indexing Agent and the Trustee under which the Remarketing Agent will agree, particularly:

                      (i) to direct all Holders of Bonds which are to be tendered pursuant to Article IV hereof to deliver such Bonds to the Trustee;

                      (ii) to direct all Persons purchasing such Bonds to direct payment therefor to the Trustee to be applied as provided in Section 4.03; and

                      (iii) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Company and the Agent at all reasonable times.

                  (b) In addition, the Remarketing Agent will enter into the Remarketing Agreement with the Company in form and substance mutually satisfactory to them. The Remarketing Agent shall be entitled to advice of legal counsel on any matter relating to the Remarketing Agent's obligations hereunder and shall be entitled to act upon the opinion of such counsel in the exercise of reasonable care in fulfilling such obligations.

         SECTION 8.14. Qualifications of Remarketing Agent

                  (a) The Remarketing Agent (other than the original Remarketing Agent identified herein) shall be a national banking association or a bank or trust company or a member of the National Association of Securities Dealers, Inc., authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 30 days' prior written notice by registered or certified mail to the Trustee, the Issuer, the Indexing Agent, the Company and the Agent. The Remarketing Agent may be removed at any time by the Issuer or the Company, with the consent of the other and, during the Agent Consent Period, the Agent upon 30 days' notice which shall be in writing, signed by the Issuer and delivered to the Remarketing Agent, the Indexing Agent, the Company, the Trustee and the Agent.

                  (b) In the event of the resignation or removal of the Remarketing Agent, the Issuer, with the consent of the Company and the Agent, shall appoint a successor Remarketing Agent meeting the qualifications set forth in this Section and the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee as hereinafter provided.

                  (c) In the event that the Remarketing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Remarketing Agent, the Trustee, notwithstanding the provisions of Subsection 8.14(a) shall ipso facto be deemed to be the Remarketing Agent for all purposes of this Indenture until the appointment by the Issuer of the successor Remarketing Agent; provided that the Trustee, in its capacity as Remarketing Agent, shall not be required to remarket Bonds nor to establish the Weekly Rate or the Term Rate.

         Section 8.15. Compensation and Expenses of Remarketing Agent. The terms of the Company's obligation to pay reasonable compensation to and the reasonable expenses of the Remarketing Agent may be set forth in the Remarketing Agreement.

         SECTION 8.16. Appointment of Indexing Agent

                  (a) The Issuer shall, with the consent of the Company, appoint the Indexing Agent for the Bonds, subject to the conditions set forth in Section
8.18. The Indexing Agent shall designate to the Trustee its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Company, the Remarketing Agent and the Trustee under which the Indexing Agent will agree, particularly:

                      (i) to determine the Weekly Rate and the Term Rate in accordance with Sections 2.03 and 2.04 of this Indenture, and to give notice to the Trustee and the Remarketing Agent of the Weekly Rate, and to the Trustee, the Remarketing Agent, the Issuer, the Company and the Agent of the Term Rate, on the date of the determination thereof; and

                      (ii) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Remarketing Agent, the Company and the Agent at all reasonable times.

                  (b) In addition, the Indexing Agent will enter into the Indexing Agreement with the Company in form and substance mutually satisfactory to them. The Indexing Agent shall be entitled to advice of legal counsel on any matter relating to the Indexing Agent's obligations hereunder and shall be entitled to act upon the opinion of such counsel in the exercise of reasonable care in fulfilling such obligations.

         SECTION 8.17. Qualifications of Indexing Agent

                  (a) The Indexing Agent shall be an investment banking firm, a firm of financial consultants, a national banking association or a bank or trust company, authorized by law to perform all the duties imposed upon it by this Indenture and the Indexing Agreement. The Indexing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 30 days' prior written notice by registered or certified mail to the Trustee, the Issuer, the Remarketing Agent, the Company and the Agent. The Indexing Agent may be removed at any time by the Issuer or the Company, with the consent of the other and, during the Agent Consent Period, the Agent upon 30 days' notice which shall be in writing, signed by the Issuer and delivered to the Indexing Agent, the Remarketing Agent, the Company, the Trustee and the Agent.

                  (b) In the event of the resignation or removal of the Indexing Agent, the Issuer, with the consent of the Company and, during the Agent Consent Period, the Agent, shall appoint a successor Indexing Agent meeting the qualifications set forth in this Section.

                  (c) In the event that the Indexing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Indexing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Indexing Agent, the Trustee, notwithstanding the provisions of Subsection 8.17(a), shall ipso facto be deemed to be the Indexing Agent for all purposes of this Indenture until the appointment by the Issuer of the successor Indexing Agent; provided that the Trustee, in its capacity as Indexing Agent, shall not be required to establish the Weekly Rate or the Term Rate.

         Section 8.18. Compensation and Expenses of Indexing Agent. The terms of the Company's obligation to pay reasonable compensation to and the reasonable expenses of the Indexing Agent may be set forth in the Indexing Agreement.

                              (End of Article VIII)

                                   ARTICLE IX

                           SUPPLEMENTS AND AMENDMENTS


         Section 9.01. Supplemental Indentures Not Requiring Consent of Holders. Without the consent of or notice to any Holders, the Issuer and the Trustee may enter into indentures supplemental to this Indenture for any one or more of the following purposes:

                  (a) To cure any ambiguity, inconsistency or formal defect or omission in this Indenture;

                  (b) To grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

                  (c) To authorize the issuance of a Series of Additional Bonds or Refunding Bonds;

                  (d) To confirm any pledge of or lien on the Revenues, to assign additional revenues under this Indenture or to accept additional security or instruments of further assurance;

                  (e) To add to the covenants, agreements and obligations of the Issuer under this Indenture, other covenants, agreements and obligations to be observed for the protection of the Holders, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in this Indenture;

                  (f) To permit the use of a book entry system to identify the owner of an interest in an obligation issued by the Issuer under this Indenture, whether that obligation was formerly, or could be, evidenced by a tangible security;

                  (g) To permit the Trustee to comply with any obligations imposed upon it by law;

                  (h) To specify further the duties and responsibilities of, and to define further the relationship among, the Trustee, the Indexing Agent and the Remarketing Agent;

                  (i)  To  achieve   compliance  of  this   Indenture  with  any
applicable federal securities or tax laws;

                  (j) To evidence the appointment of a new Remarketing Agent or Indexing Agent;

                  (k) To provide for Alternate Letters of Credit or any other credit enhancement permitted by the terms of this Indenture;

                  (l) To make any amendments required to secure a rating on the Bonds from a Rating Agency equal to the rating of the Agent's unsecured indebtedness;

                  (m) To implement a conversion to a Term Mode Rate; or

                  (n) To permit any other amendment which is not materially adverse to the interests of the Trustee or the Holders.

Before the Issuer and the Trustee shall enter into any Supplemental Indenture pursuant to this Section, there shall have been delivered to the Trustee and the Issuer an opinion of counsel to the Issuer to the effect that such Supplemental Indenture is authorized or permitted by this Indenture, and will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

         Section 9.02. Supplemental Indentures Requiring Consent of Holders. Subject to Section 9.09, and in addition to the Supplemental Indentures permitted by Section 9.01, this Indenture may be amended or supplemented from time to time by a Supplemental Indenture consented to by the Company and approved by Holders of a majority in aggregate principal amount of the Bonds then outstanding, except that, other than as permitted by Section 9.01, this Indenture may not be amended with respect to (1) the principal or redemption price or interest payable upon any Bonds, (2) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and (3) this Article. This Indenture may be amended with respect to the matters enumerated in clauses (1) to (3) of the preceding sentence only with the unanimous consent of all Holders. Before the Issuer and the Trustee may enter into such Supplemental Indenture, there shall have first been delivered to the Trustee (a) the required consents, in writing, of Holders and (b) an opinion of counsel to the Issuer to the effect that such Supplemental Indenture is authorized or permitted by this Indenture, and will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

         Section 9.03. Consent of Company. Anything contained herein to the contrary notwithstanding, a Supplemental Indenture executed and delivered in accordance with this Article which affects any rights of the Company or directly or indirectly imposes any additional obligations or liabilities on the Company shall not become effective unless and until the Company shall have consented in writing to the execution and delivery of that Supplemental Indenture.

         Section 9.04. Authorization to Trustee; Effect of Supplement. The Trustee is authorized to join with the Issuer in the execution and delivery of any Supplemental Indenture in accordance with this Article and to make the further agreements and stipulations which may be contained therein. Thereafter,
(a) such Supplemental Indenture shall form a part of this Indenture; (b) all terms and conditions contained in that Supplemental Indenture as to any provision authorized to be contained therein shall be deemed to be a part of the terms and conditions of this Indenture for any and all purposes; (c) this Indenture shall be deemed to be modified and amended in accordance with the Supplemental Indenture; and (d) the respective rights, duties and obligations under this Indenture of the Issuer, the Company, the Trustee, the Remarketing Agent, the Indexing Agent, the Agent and all Holders of Bonds outstanding shall be determined, exercised and enforced hereunder in a manner which is subject in all respects to those modifications and amendments made by the Supplemental Indenture. The Trustee shall not be required to execute any Supplemental Indenture containing provisions adverse to the Trustee.

         Section 9.05 Modification by Unanimous Consent. Notwithstanding anything contained elsewhere in this Indenture, the rights and obligations of the Issuer and of the Holders, and the terms and provisions of the Bonds and this Indenture or any Supplemental Indenture, may be modified or altered in any respect with the consent of (i) the Issuer, (ii) the Holders of all of the Bonds outstanding, (iii) the Agent and (iv) the Company.

         Section 9.06. Amendment of Lease. Subject to Section 9.09, if the Issuer and the Company propose to amend the Lease, the Trustee shall consent thereto; provided that if such proposal would amend the Lease in such a way as would materially adversely affect the interests of the Holders, the Trustee shall notify the Holders of the proposed amendment and may consent thereto with the consent of Holders of a majority in aggregate principal amount of the Bonds then Outstanding, except that no amendment materially adversely affecting the interests of the Holders shall be consented to by the Trustee without the unanimous consent of all Holders if such materially adverse amendment would (1) decrease the amounts payable under the Lease constituting Revenues, (2) change the date of payment or prepayment provisions under the Lease, or (3) change any provisions with respect to amendment of the Lease. Before the Issuer shall enter into, and the Trustee shall consent to, any modification, alteration, amendment or supplement to the Lease pursuant to this Section, there shall have been delivered to the Issuer and the Trustee an opinion of counsel to the Issuer to the effect that such amendment is authorized or permitted by this Indenture.

         Section 9.07. Amendment of Letters of Credit. If the LC Issuers propose to amend the Letters of Credit, the Trustee shall consent thereto, provided that
(a) if such proposal would amend the Letters of Credit in such a way as would materially adversely affect the interests of the Holders, the Trustee shall notify the Holders and the Rating Agencies (if the Bonds are then rated by a Rating Agency) of the proposed amendment and may consent thereto only with (i) the prior written consent of Holders of a majority in aggregate principal amount of the Bonds then outstanding and (ii) the confirmation by such Rating Agencies that such amendment will not result in a withdrawal or reduction of their rating of the Bonds, and (b) the Trustee shall not, without the unanimous consent of all Holders, consent to any amendment materially adversely affecting the interests of the Holders which would decrease or delay the amounts payable under the Letters of Credit in respect of outstanding Bonds on any Interest Payment Date or on any date of redemption, acceleration, payment at maturity or purchase of the Bonds, or advance the Expiration Date of the Letters of Credit to an earlier date. No consent of the Holders shall be required for amendments to the Letters of Credit which are provided for or contemplated by this Indenture.

         Section 9.08. Trustee Authorized to Join in Supplements and Amendments; Reliance on Counsel. The Trustee is authorized to join with the Issuer in the execution and delivery of any Supplemental Indenture or amendment permitted by this Article and in so doing shall be fully protected by an opinion of counsel that such Supplemental Indenture or amendment is so permitted.

         Section 9.09. Consent of Agent. Notwithstanding anything herein contained, during the Agent Consent Period, no supplement or amendment or other modification shall be made to the Indenture without the prior written consent of the Agent.

         Section 9.10. Notice to Rating Agencies. The Trustee shall promptly notify the Rating Agencies (if the Bonds are then rated by a Rating Agency) of any material supplement or amendment to this Indenture, the Lease, the Remarketing Agreement, the Letters of Credit or the Reimbursement Agreement.

                               (End of Article IX)

                                    ARTICLE X

                                   DEFEASANCE

         Section 10.01 Defeasance. When the principal of, and premium (if any) and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same and any tender purchase price which may become payable pursuant to Article IV, together with the compensation and expenses of the Trustee and all other sums payable hereunder by the Issuer or the Company, the right, title and interest of the Trustee in and to the Trust Estate shall thereupon cease and the Trustee, on demand of the Issuer or the Company, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Issuer or the Company and shall turn over to the Company or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder not required for the payment of the Bonds and such other sums and shall surrender the Letters of Credit to the Agent for the account of the LC Issuers; provided that (a) any proceeds of the Letters of Credit not required for payment of the Bonds shall be turned over to the LC Issuers and (b) in the event there has been a drawing under the Letters of Credit for which the LC Issuers have not been fully reimbursed pursuant to the Reimbursement Agreement or the Reimbursement Notes or any other obligations are then due and owing to the Agent under the Reimbursement Agreement, the Trustee shall assign and turn over to the Agent, as successor, subrogee or otherwise, all of the Trustee's right, title and interest under this Indenture, all balances held hereunder not required for the payment of the Bonds and such other sums and the Trustee's right, title and interest in, to and under the Lease and any other property comprising the Trust Estate. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portions thereof) for which provision for payment shall have been considered made shall be selected by lot or by such other method as the Trustee deems fair and appropriate, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

         SECTION 10.02. Provision for Payment

                  (a) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund (1) cash in an amount sufficient to make all payments (including principal, premium, if any, interest and tender purchase price payments, if any) specified in Section 10.01 with respect to such Bonds, or (2) noncallable, direct obligations issued by the United States of America, maturing on or before the date or dates when the payments specified above shall become due, the principal amount of which and the interest thereon, when due, is or will be, in the aggregate, sufficient without reinvestment to make all such payments, or (3) any combination of cash and such obligations the amounts of which and interest thereon, when due, are or will be, in the aggregate, sufficient without reinvestment to make all such payments; provided that (i) such amount on deposit shall be deemed sufficient only if (A) while the Bonds bear interest at a Weekly Rate, it provides for payment of interest at the Maximum Rate and the Issuer shall have surrendered any power hereunder to thereafter change the Maximum Rate, or (B) while the Bonds bear interest at a Term Rate, it provides for payment of interest at such Term Rate and the Bonds have been irrevocably called or designated for redemption in accordance with Subsection 10.02(c) on or before the end of the Term Rate Period for which such Term Rate has been set and (ii) provision for payment of Bonds shall be deemed to be made only if (A) the Trustee holds in the Bond Fund cash constituting Available Moneys and/or such obligations purchased with Available Moneys for payment of such Bonds pursuant to Section 5.04 in amounts sufficient to make all payments specified above with respect to such Bonds, as verified by an accountant's certification in form and by an accountant acceptable to the Trustee and the Rating Agencies, and (B) in the case of Bonds in the Weekly Mode, the Bonds have been called for redemption on a date not more than 60 days from the date provision for payment is being made pursuant to this Section and, in determining the sufficiency of amounts held to make payments with respect to the Bonds, there shall be excluded any and all interest expected to be earned on obligations held by the Trustee.

                  (b) Neither the moneys nor the obligations deposited with the Trustee pursuant to this Article shall be withdrawn or used for any purpose other than, and such obligations and moneys shall be segregated and held in trust for, the payment of the principal or redemption price of, premium, if any, on and interest on, the Bonds (or portions thereof), or for the payment of the purchase price of such Bonds in accordance with Article IV. While the Bonds are in the Weekly Mode, such moneys, if not then needed for such purpose, shall, but only to the extent practicable, be invested and reinvested in direct obligations issued by the United States of America maturing on or prior to the earlier of
(i) the date  moneys may be  required  for the  purchase  of Bonds  pursuant  to
Article IV and (ii) the Interest Payment Date next succeeding the date of investment or reinvestment.

                  (c) Whenever moneys or obligations shall be deposited with the Trustee for the payment or redemption of Bonds more than 60 days prior to the date that such Bonds are to mature or be redeemed, the Trustee shall mail a notice to the Holders of Bonds for the payment of which such moneys or obligations are being held at their registered addresses stating that such moneys or obligations have been deposited. Such notice shall also be sent by the Trustee to the Rating Agencies. Notwithstanding the foregoing, no delivery to the Trustee under this Section shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with
Article III or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give, in the manner and at the times prescribed by Article III, notice of redemption.

                  (d) Notwithstanding anything to the contrary contained herein, if the principal or purchase price of the Bonds, together with the premium (if any) thereon and all interest accruing thereon, has been paid or provision therefor made in accordance with this Section 10.02 at any time during which (i) the Bonds bear interest at a Weekly Rate and (ii) the Bonds are rated by one or more Rating Agencies, then no release of this Indenture shall be effective pursuant to this Article X without the written confirmation of each such Rating Agency that such release will not cause such Rating Agency to withdraw or lower its rating on the Bonds.

         Section 10.03. Deposit of Funds for Payment of Bonds. If the principal or purchase price of any Bonds becoming due, either at maturity or by call for redemption or tender or otherwise, together with the premium (if any) thereon and all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 10.02, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter, (a) any surplus balance held by the Trustee with respect to such Bonds over the principal of, premium (if any) on and actual interest accrued on such Bonds shall be paid to the Agent as a return of excess funds drawn under the Letters of Credit (or, if the Rating Agencies shall have confirmed their ratings of the Bonds in connection with the provision for payment of the Bonds, such surplus shall be paid as may otherwise be approved by the Rating Agencies in connection with such confirmation) and (b) the Holders of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such Holders uninvested and without liability for interest thereon. Moneys so deposited with the Trustee which remain unclaimed five years after the date payment thereof becomes due shall, at the request of the Company (or the Agent) and if neither the Issuer nor the Company is at the time to the knowledge of the Trustee in default with respect to any covenant contained in the Indenture, the Bonds or the Lease, be paid to the Company (or to the Agent as provided in Section 10.01 with respect to surplus balances), and the Holders of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Company; provided that the Trustee, before making payment to the Company, may, at the expense of the Company, cause a notice to be given to the Holders at their registered addresses, stating that the moneys remaining unclaimed will be returned to the Company after a specified date.

         Section 10.04. Survival of Certain Provisions. Notwithstanding the foregoing, any provisions of this Indenture which relate to the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, credit against mandatory sinking fund requirements, exchange, transfer and registration of Bonds, replacement of mutilated, lost, wrongfully taken or destroyed Bonds, safekeeping and cancellation of Bonds, nonpresentment of Bonds, holding of moneys in trust, payment of moneys to the Company and the Agent, and the duties of the Trustee in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee and the Holders notwithstanding the release and discharge of this Indenture. The provisions of this Article shall survive the release, discharge and satisfaction of this Indenture.

                               (End of Article X)

                                   ARTICLE XI

                                 MISCELLANEOUS


         SECTION 11.01. Limitation of Rights; No Personal Recourse

                  (a) With the exception of rights conferred expressly in this Indenture, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Company, the Remarketing Agent, the Indexing Agent, the Agent and the Holders of the Bonds any legal or equitable right, remedy, power or claim under or with respect to this Indenture or any covenants, agreements, conditions and provisions contained herein.

                  (b) This Indenture does not pledge the general credit of the Issuer. The liability of the Issuer hereunder and under the Bonds and the Lease shall be limited to its interest in the Trust Estate.

                  (c) No covenant or agreement contained in this Indenture, the Bonds or the Lease shall be deemed to be the covenant or agreement of any manager, member, director, officer, attorney, agent or employee of the Issuer in an individual capacity. No recourse shall be had for the payment of any claim based thereon against any manager, member, director, officer, agent, attorney or employee of the Issuer past, present or future, or its successors or assigns, as such, either directly or through the Issuer, or any successor entity, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise.

         Section 11.02. Severability. In case any section or provision of this Indenture, or any covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, or any application thereof, is held to be illegal or invalid for any reason, or is inoperable at any time, such illegality, invalidity or inoperability shall not affect the remainder thereof or any other section or provision of this Indenture or any other covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, all of which shall be construed and enforced at the time as if the illegal, invalid or inoperable portion were not contained therein.

         SECTION 11.03. Notices

                  (a) Any notice, request, complaint, demand or other instrument or document to be given hereunder shall be given and shall be deemed given if hand delivered, transmitted by confirmed facsimile (with written confirmation to follow) or sent by nationally recognized private overnight courier or certified or registered mail, in each case with confirmation of delivery and delivery charges prepaid, addressed to the Issuer, the Trustee, the Company, the Agent, the Indexing Agent and the Remarketing Agent, as the case may be, as follows:

                      (i) If to the Issuer, at Movieplex Realty Leasing, L.L.C., Two World Trade Center, Suite 2112, New York, New York 10048, Attention: Mr. Roger J. Burns, Vice President.

                      (ii) If to the Trustee, at First Union National Bank, Trustee, 999 Peachtree Street, N.E., Suite 1100, Atlanta, Georgia 30309
Attention: Corporate Trust Department;

                     (iii) If to the Company, at Carmike Cinemas, Inc., 1301 First Avenue, Columbus, Georgia 31901-2109, Attention: Mr. John O. Barwick, III;

                      (iv) If to the Agent, at Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, Attention: Syndications Group; with a copy to Wachovia Bank, N.A., 191 Peachtree Street, N.E., 30th Floor, Atlanta, Georgia 30303-1757, Attention: Mr. Doug Strickland;

                      (v) If to the Remarketing Agent, at RealVest Securities Corporation, Two World Trade Center, New York, New York 10048-0203, Attention:
Mr. Gilbert Sandler.

                      (vi) If to the Indexing Agent, at RealVest Securities Corporation, Two World Trade Center, New York, New York 10048-0203, Attention:
Mr. Gilbert Sandler.

                  (b) The foregoing parties may designate, by notice given hereunder, any further or different addresses to which any subsequent notice, request, demand or other instrument or document shall be sent. The Trustee shall designate, by notice to the Issuer, the Company, the Agent, the Indexing Agent and the Remarketing Agent addresses to which notices or copies thereof shall be sent to the Trustee's agents hereunder.

                  (c) The Trustee hereby agrees to send written notice to the Rating Agencies upon the occurrence of any of the following events: (1) any change in the Trustee, the Indexing Agent or the Remarketing Agent or any tender agent or paying agent; (2) any amendment to the Indenture, the Lease, the Reimbursement Agreement or the Letters of Credit; (3) any termination, expiration or extension of the Letters of Credit; (4) the conversion of the interest rate on the Bonds from the Weekly Mode to the Term Note; and (5) payment of all principal, interest and premium, if any, on all of the Bonds.

                  (d) Bondholder notices shall be given by first class mail addressed to each Holder at his, her or its address as it appears on the Register. Copies of all notices to the Trustee, the Issuer, the Company, the Remarketing Agent, the Indexing Agent or the Holders shall also be given to the Agent.

         Section 11.04. Suspension of Mail If because of the suspension of delivery of first class mail or, for any other reason, the Trustee shall be unable to mail by first class mail any notice required to be mailed by the provisions of this Indenture, the Trustee shall give such notice in such other manner as in the judgment of the Trustee shall most effectively approximate first class mailing thereof, and the giving of that notice in that manner for all purposes of this Indenture shall be deemed to be in compliance with the requirement for the mailing thereof. Except as otherwise provided herein, the mailing of any notice shall be deemed complete upon deposit of that notice in the mail and the giving of any notice by any other means of delivery shall be deemed complete upon receipt of the notice by the delivery service.

         Section 11.05. Payments Due on Saturdays, Sundays and Holidays. If any Interest Payment Date, date of maturity of any Bonds, or date fixed for redemption of any Bonds is a Saturday, Sunday or a day on which the Trustee or any paying agent is required or authorized by law (including without limitation executive orders) to close and is closed, then payment of interest, principal and any redemption premium need not be made by the Trustee or any paying agent on that date, but that payment may be made on the next succeeding Business Day on which the Trustee or any paying agent is open for business with the same force and effect as if that payment were made on the Interest Payment Date, date of maturity or date fixed for redemption, and no interest shall accrue for the period after that date; provided that if the Trustee is open for business on the applicable Interest Payment Date, date of maturity or date fixed for redemption, it shall make any payment required hereunder with respect to payment of interest on outstanding Bonds and payment of principal of and premium on Bonds presented to it for payment, regardless of whether any paying agent shall be open for business or closed on the applicable Interest Payment Date, date of maturity or date fixed for redemption.

         SECTION 11.06. Instruments of Holders

                  (a) Any writing, including without limitation any consent, request, direction, approval, objection or other instrument or document, required under this Indenture to be executed by any Holder may be in any number of concurrent writings of similar tenor and may be executed by that Holder in person or by an agent or attorney appointed in writing. Proof of (1) the execution of any such writing, (2) the execution of any writing appointing any agent or attorney, and (3) the ownership of Bonds, shall be sufficient for any of the purposes of this Indenture, if made in the following manner, and if so made, shall be conclusive in favor of the Trustee with regard to any action taken thereunder, namely:

                      (i) The fact and date of the execution by any person of any writing may be proved by the certificate of any officer in any jurisdiction, who has power by law to take acknowledgments within that jurisdiction, that the person signing the writing acknowledged that execution before that officer, or by affidavit of any witness to that execution; and

                      (ii) The fact of ownership of Bonds shall be proved by the Register maintained by the Trustee.

                  (b) Nothing contained herein shall be construed to limit the Trustee to the foregoing proof, and the Trustee may accept any other evidence of the matters stated therein which it deems to be sufficient. Any writing, including without limitation any consent, request, direction, approval, objection or other instrument or document, of the Holder of any Bond shall bind every future Holder of the same Bond, with respect to anything done or suffered to be done by the Issuer, the Trustee, the Indexing Agent or the Remarketing Agent pursuant to that writing.

         Section  11.07.  Binding  Effect.  This  Indenture  shall  inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained herein.

         Section 11.08. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

         Section 11.09. Governing Law. This Indenture and the Bonds shall be deemed to be contracts made under the laws of the New York and for all purposes shall be governed by and construed in accordance with the laws of the New York.

                               (End of Article XI)

         IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed and delivered on its behalf by one of its Authorized Representatives and the Trustee has caused this Indenture to be executed and delivered on its behalf by one of its duly authorized officers and its corporate seal to be hereunto affixed and attested by one of its duly authorized officers all as of the day and year first above written.

[SEAL]                                             MOVIEPLEX REALTY LEASING,
                                                   L.L.C., Issuer

                                             By:   RANDOLPH, HUDSON & CO.,
                                                   INC., Manager
WITNESS:


        /s/Susan Forsyth                     By:   /s/Roger J. Burns
        ----------------                           -----------------
 Name:  Susan Forsyth                      Name:   Roger J. Burns
Title:  Asst. Secretary                   Title:   Vice President

[SEAL]                                             FIRST UNION NATIONAL BANK,
                                                   as Trustee
WITNESS:


       /s/Douglas Milner                    By:   /s/Emily E. Katt
       -----------------                          ----------------
Name:  Douglas Milner                     Name:   Emily E. Katt
Title: Vice President                    Title:   Vice President


         This execution page is part of the Trust Indenture dated as of November 1, 1997 between Movieplex Realty Leasing, L.L.C., as Issuer, and First Union National Bank, as Trustee.